[LOGO]                                  STATEMENT OF ADDITIONAL INFORMATION
FORUM                                   ----------------------------------------
FUNDS                                   August 1, 2001
                                        As Amended June 4, 2002



                                        INVESTORS BOND FUND

                                        TAXSAVER BOND FUND

                                        MAINE TAXSAVER BOND FUND

                                        NEW HAMPSHIRE TAXSAVER BOND FUND
INVESTMENT ADVISER:

Forum Investment Advisers, LLC
Two Portland Square
Portland, Maine 04101

ACCOUNT INFORMATION AND SHAREHOLDER
SERVICES:

Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112
(207) 879-0001
(800) 94FORUM
(800) 943-6786

This Statement of Additional Information (the "SAI") supplements the Prospectuses dated August 1, 2001, as may be amended from time to time, offering shares of Investors Bond Fund, TaxSaver Bond Fund, Maine TaxSaver Bond Fund, and New Hampshire TaxSaver Bond Fund, four separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus applicable to each Fund. You may obtain any Prospectus relating to a Fund without charge by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

Financial Statements for each Fund for the year ended March 31, 2001, included in the Annual Report to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS
--------------------------------------------------------------------------------



GLOSSARY.......................................................................1


1.  INVESTMENT POLICIES AND RISKS..............................................2


2.  CERTAIN INFORMATION CONCERNING THE STATES OF MAINE AND NEW HAMPSHIRE......14


3.  INVESTMENT LIMITATIONS....................................................22


4.  PERFORMANCE DATA AND ADVERTISING..........................................31


5.  MANAGEMENT................................................................36


6.  PORTFOLIO TRANSACTIONS....................................................42


7.  PURCHASE AND REDEMPTION INFORMATION.......................................44


8.  TAXATION..................................................................48


9.  OTHER MATTERS.............................................................53


APPENDIX A - DESCRIPTION OF SECURITIES RATINGS...............................A-1


APPENDIX B - MISCELLANEOUS TABLES............................................B-1


APPENDIX C -   PERFORMANCE DATA..............................................C-1


APPENDIX D - ADDITIONAL ADVERTISING MATERIALS................................D-1

GLOSSARY
--------------------------------------------------------------------------------

As used in this SAI, the following terms have the meanings listed.


"Adviser" refers to Grosvenor Capital Management, LLC for the Investors Bond Fund and TaxSaver Bond Fund and refers to Forum Investment Advisors, LLC for the Maine TaxSaver Bond Fund and the New Hampshire TaxSaver Bond Fund.


"Board" means the Board of Trustees of the Trust.

"Code" means the Internal Revenue Code of 1986, as amended.

"Custodian" means the custodian of each Fund's assets.

"FAcS" means Forum Accounting Services, LLC, the fund accountant of each Fund.

"FAdS" means Forum Administrative Services, LLC, the administrator of each Fund.

"Fitch" means Fitch, Inc.

"FFS" means Forum Fund Services, LLC, the distributor of each Fund's shares.

"FFSI" means Forum Financial Services, Inc., the distributor of each Fund's shares prior to August 1, 1999.

"FSS" means Forum Shareholder Services, LLC, the transfer agent of each fund.

"Fund" means each of Investors Bond Fund, TaxSaver Bond Fund, Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund.

"Moody's" means Moody's Investors Service.

"NRSRO" means a nationally recognized statistical rating organization.

"NAV" means net asset value per share.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's, A Division of the McGraw Hill Companies.

"Trust" means Forum Funds.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

1.  Investment Policies and Risks
--------------------------------------------------------------------------------

Each of Investors Bond Fund, TaxSaver Bond Fund, Maine TaxSaver Bond Fund, and New Hampshire TaxSaver Bond Fund is a non-diversified series of the Trust. This section discusses in greater detail than each Fund's Prospectus certain investments that the Fund may make. A Fund will make only those investments described below that are in accordance with its investment objectives and policies.

A.       SECURITY RATINGS INFORMATION

A Fund's investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, each Fund primarily invests in debt securities considered to be investment grade. Investment grade securities are rated in the top four long-term rating categories or the two highest short-term categories by an NRSRO or are unrated and determined by the Adviser to be of comparable quality. The lowest ratings that are investment grade for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; for preferred stock are "Baa" in the case of Moody's and "BBB" in the case of S&P.


Investors Bond Fund may invest up to 10% of its total assets and TaxSaver Bond Fund may invest up to 25% of its total assets in securities rated BB/Ba (or unrated and determined by the Adviser to be of comparable quality. Investors Bond Fund may also invest up to 10% of its total assets in preferred stock rated B or above (unrated and determined by the Adviser to be of comparable quality). Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund may each invest up to 20% of their total assets in securities rated BB/Ba or B (or unrated and determined by the Adviser to be of comparable quality). Non-investment grade securities (commonly known as "junk bonds") have significant speculative characteristics and generally involve greater volatility of price than investment grade securities. Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.


Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. A Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates. Finally, if two or more NRSROs rate a security differently, the Adviser may rely on the higher rating.

B.       DEBT SECURITIES

1.       GENERAL

CORPORATE DEBT OBLIGATIONS. Investors Bond Fund and TaxSaver Bond Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. Each Fund may also invest in corporate debt securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside the United States by foreign or U.S. issuers (Eurobonds). Each Fund restricts its purchases of these securities to issues denominated and payable in United States dollars. All obligations of non-U.S. issuers purchased by a Fund will be issued or guaranteed by a sovereign government, by a supranational agency whose members are sovereign governments, or by a U.S. issuer in whose debt securities the Fund can invest.

U.S. GOVERNMENT SECURITIES. Investors Bond Fund and TaxSaver Bond Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

MORTGAGE-BACKED SECURITIES. Investors Bond Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

GOVERNMENT AND AGENCY MORTGAGE-BACKED SECURITIES. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal,  and  FHMLC  guarantees  timely  payment  of  interest  and  ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Investors Bond Fund may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

STRIPPED MORTGAGE-BACKED SECURITIES. Investors Bond Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, a Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors, that limit the maximum change in interest rates during a specified period or over the life of the security.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are multiple-class debt obligations that are fully collateralized by mortgage-backed pass-through securities or by pools of mortgages ("Mortgage Assets"). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-backed securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-backed securities.


ASSET-BACKED SECURITIES. Investors Bond Fund may invest in asset-backed securities. Asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.


MUNICIPAL SECURITIES. TaxSaver Bond Fund, Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). New Hampshire TaxSaver Bond Fund and Maine TaxSaver Bond Fund may invest up to 25% of their total assets in municipal securities of issuers located in any one territory or possession of the United States.

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities or the proceeds of a special excise tax or other specific revenue source but not from the issuer's general taxing power. TaxSaver Bond Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

VARIABLE AND FLOATING RATE SECURITIES. Each Fund may invest in variable and floating rate securities. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security's market value while increasing the security's yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. A Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of each Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

STAND-BY COMMITMENTS. TaxSaver Bond Fund, Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund may purchase municipal securities on a stand-by commitment basis. A stand-by commitment is the right to resell a security to the seller at an agreed upon price or yield within a specified period prior to its maturity date. Securities with a stand-by commitment are generally more expensive if the same securities were without the commitment. Stand-by commitments allow a Fund to invest in a security while preserving its liquidity to meet unanticipated redemptions. A Fund will enter into stand-by commitments only with banks or municipal security dealers that the Adviser believes have minimal credit risk. The value of a stand-by commitment is dependent on the ability of the writer to meet its repurchase obligation.

PARTICIPATION INTERESTS. TaxSaver Bond Fund, Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund may invest in participation interests. Participation interests are interests in loans or securities in which a Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or security determined by the Fund's investment. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide a Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and a Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

2.       RISKS

GENERAL. The market value of the interest-bearing debt securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on debt securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by a Fund may be supported by credit and liquidity enhancements, such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, generally domestic and foreign banks.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

CREDIT RISK. Each Fund's investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each Fund generally buys debt securities that are rated in the top four long-term rating categories by an NRSRO or in the top two short-term rating categories by an NRSRO. Moody's, Standard & Poor's and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix B. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.

Each Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Each Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

MORTGAGE-BACKED SECURITIES. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize mortgage-backed securities depends in part upon the ability of the Advisers to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other debt securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that a Fund's purchase mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. A Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

ASSET-BACKED SECURITIES. Like mortgages underlying mortgage-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

NON-INVESTMENT GRADE SECURITIES. Each Fund may invest in securities rated below the fourth highest rating category by an NRSRO or which are unrated and judged by the Adviser to be comparable quality. Such high risk securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.

C.       OPTIONS AND FUTURES

1.       GENERAL

Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund do not currently invest in options and futures contracts. Investors Bond Fund and TaxSaver Bond Fund do not currently invest in options and futures contracts but may, in the future, seek to hedge against a decline in the value of securities it owns or an increase in the price of securities that it plans to purchase by purchasing options and writing (selling) covered options. Each Fund may purchase or write options on securities in which it invests and on any securities index based in whole or in part on securities in which it may invest.

A Fund may buy and sell interest rate futures contracts on Treasury bills, Treasury bonds and on other financial instruments. TaxSaver Bond Fund may also purchase and sell municipal bond index futures contracts. A Fund may write put and call options and purchase options on permissible futures contracts. A Fund may only invest in options traded on an exchange or in an over-the-counter market.

2.       OPTIONS AND FUTURES STRATEGIES

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, and interest rates.

OPTIONS ON INDICES. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

OPTIONS ON FUTURES. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

FUTURES CONTRACTS AND INDEX FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed upon price. A bond index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

3.       LIMITATIONS ON OPTIONS AND FUTURES


A Fund will not hedge more than 30% of its total assets by selling futures contracts, buying put options and writing call options. In addition, a Fund will not buy futures contracts or write put options whose underlying value exceeds 5% of a Fund's total assets. A Fund also will not purchase call options if the underlying value of all such options would exceed 5% of the Fund's total assets. A Fund will not enter into futures contracts and options, if immediately thereafter, more than 5% of the Fund's total assets would be invested in these options or committed to margin on futures contracts. In addition to the above, Investors Bond Fund will limit its investment in options and futures contracts to 10% of its total assets.

4.       RISKS

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invest; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield or return.

D.       ILLIQUID AND RESTRICTED SECURITIES

1.       GENERAL

No Fund may acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

2.       RISKS

Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3.       DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

E.       REPURCHASE AGREEMENTS

1.       GENERAL

Each Fund may enter into repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, each Fund's custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow a Fund to earn income on its uninvested cash for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

2.       RISKS

Repurchase Agreements involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, a Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable. A Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by a Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements

F.       LEVERAGE TRANSACTIONS

1.       GENERAL

Each Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into purchasing securities on a when-issued, delayed delivery or forward commitment basis and the use of swaps and related agreements are transactions that result in leverage. A Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

BORROWING. Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to 33 1/3% of the Fund's total assets. Each Fund may borrow money for any other purposes so long as such borrowings do not exceed 10% of the Fund's total assets. The purchase of securities is prohibited if a Fund's borrowing exceeds 10% or more of the Fund's total assets.

SECURITIES LENDING. As a fundamental policy, each Fund may lend portfolio securities in an amount up to 10% of its total assets to brokers, dealers and other financial institutions. Securities loans must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. A Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

No Fund will enter into a  when-issued  or forward  commitment  if, as a result,
more  than  15%  of  the  Fund's   total  assets  would  be  committed  to  such
transactions.

SWAPS, CAPS FLOORS AND COLLARS. Investors Bond Fund and TaxSaver Bond Fund may enter into interest rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest rate "caps," "floors" and "collars." Interest rate swaps involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Mortgage swaps are similar to interest rate swap agreements, except that the contractually-based principal amount (the "notional principal amount") is tied to a reference pool of mortgages. Currency swaps' notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling such floor. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

A Fund will enter into these transactions primarily to preserve a return or a spread on a particular investment or portion of its portfolio or to protect against any interest rate fluctuations or increase in the price of securities it anticipates purchasing at a later date. A Fund uses these transactions as a hedge and not as a speculative investment, and will enter into the transactions in order to shift the Fund's investment exposure from one type of investment to another.

The use of interest rate protection transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser incorrectly forecasts market values, interest rates and other applicable factors, there may be considerable impact on a Fund's performance. Even if the Adviser is correct in their forecasts, there is a risk that the transaction may correlate imperfectly with the price of the asset or liability being hedged.

2.       RISKS

Leverage creates the risk of magnified capital losses. Losses incurred by a Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund's securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, each Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to a Fund's commitments under these transactions.

G.       CORE AND GATEWAY(R)

Each Fund may seek to achieve its investment objective by converting to a Core and Gateway(R) structure. A Fund operating under a Core and Gateway(R) structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway(R) structure if it would materially increase costs to a Fund's shareholders. The Board will not convert a Fund to a Core and Gateway(R) structure without notice to the shareholders.

H.       TEMPORARY DEFENSIVE POSITION

A Fund may hold cash or cash equivalents, such as high quality money market instruments, pending investment and to provide flexibility in meeting redemptions and paying expenses. Maine TaxSaver Bond Fund may invest up to 20% of its net assets in cash or cash equivalents.

A Fund may also assume a temporary defensive position and may invest without limit in commercial paper and other money market instruments that are of prime quality. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which a Fund may invest include U.S. Government Securities, time deposits, bankers acceptances and certificates of deposit corporate notes and short-term bonds and money market mutual funds. The money market instruments in which a Fund may invest have variable and floating rates of interest.

2.  CERTAIN INFORMATION CONCERNING THE STATES OF MAINE AND NEW HAMPSHIRE
--------------------------------------------------------------------------------

A.       STATE OF MAINE

Material in this section has been compiled from numerous sources including "The Maine Economy: Year-End Review and Outlook, 2000" prepared and published by the Economics Division of the Maine State Planning Office; "State of Maine Presentation to Standard & Poor's," May 23, 2001; "Presentation to Moody's Investors Service," May 23, 2001; and "Presentation to Fitch, IBCA," May 23, 2001. In addition, certain information was obtained from the Final Official Statement of the State of Maine dated June 13, 2001, and published in connection with the issuance on June 21, 2001 of $41,275,000 State of Maine general obligation bonds dated June 1, 2001. Other information concerning Maine budgetary matters was obtained from official legislative documents, the Office of the Commissioner of the Maine Department of Administrative and Financial Services, the Office of the Treasurer of the State of Maine, the Bureau of the Budget of the Maine Department of Administrative and Financial Services, the Office of Fiscal and Program Review of the Maine Legislature, the Maine State Planning Office, and the Maine State Retirement System. The most recent information concerning credit ratings on debt issued by or on behalf of the State of Maine and its subordinate agencies was obtained from credit reports for the State of Maine published by S&P on June 6, 2001, by Moody's on June 5, 2001, and by Fitch on June 18, 2001.

Although the information derived from the above sources is believed to be accurate, none of the information obtained from these sources has been verified independently. While the following summarizes the most current information available from the above sources, it does not reflect economic conditions or developments that may have occurred or trends that may have materialized since the dates indicated.

The State of Maine, which includes nearly one-half of the total land area of the six New England states, currently has a population of approximately 1,275,000. The structure of the Maine economy is similar to that of the nation as a whole, except that the Maine economy historically has had more activity in manufacturing, defense-related activities, and tourism, and less activity in finance and services. Recently, however, the manufacturing and defense-related sectors of Maine's economy have decreased significantly, and the service industry, retail, and financial services sectors of Maine's economy have increased significantly.

During the 1980's, Maine's economy surpassed national averages in virtually all significant measures of economic growth. During this ten-year period, Maine real economic growth was 40% as measured by the Maine Economic Growth Index ("EGI"), a broad-based measure of economic growth, which is corrected for inflation. This economic growth compares to national real economic growth during the 1980's of 26% and 29%, measured by the United States Economic Growth Index and real Gross National Product, respectively. During this time period, resident employment in Maine increased by 21%, while resident employment nationally increased by 19%. Inflation-adjusted retail sales in Maine during this period increased by 72%, as opposed to a 32% increase in such retail sales nationally. During the 1980's, per capita personal income in Maine rose from 44th in the nation in 1979, to 26th in the nation in 1989, or from 81% to 92% of the national average of per capita personal income.

Beginning in the fourth quarter of 1989, however, the Maine economy experienced a substantial temporary decline. For example, the Maine economy sustained only 0.8% real growth in 1989, and experienced real growth of -1.1% in 1990 and -2.6% in 1991. Data show that the Maine economy began a sustained decline during the fourth quarter of 1989, and the second quarter of 1991 saw the seventh consecutive quarterly decline in the Maine EGI. The third and fourth quarters of 1991 showed barely positive economic growth of 0.9% and 0.2%, respectively. Economic recovery in Maine was also hindered by significant losses in defense-related jobs, with the state losing since 1990 approximately 20% of its defense-dependent employment, which peaked at 63,000 jobs in 1989. During the 1989-1991 period also, the state lost 6.0% of its entire job base.

Since 1991 the Maine economy has experienced a sustained recovery, which has slowed only very recently. In the words of the Economics Division of the Maine State Planning Office, "Maine economic performance in 2000 was generally off the 1999 pace, but still strong. Reflecting the national trend, the first half-year was outstanding, but the second half was much weaker. The Maine economic outlook calls for slower growth, with coastal and southern I-95 corridor counties outperforming the balance of the state. Over the next few years, Maine payroll employment growth is expected to average 1.1% to 1.3% per year, off significantly from the 3% growth rates of the past two years." Also, according to the Maine State Planning Office, a major damper on Maine economic performance continues to be slow population growth.

Specifically, despite consistent economic growth in recent years, Maine's population grew by only 3.8% during the last decade, and Maine's rate of population growth is currently 46th out of the 50 states in the nation. This has caused relatively tight labor markets in certain parts of the state, and, in the opinion of the State Planning Office, such labor shortages are inhibiting the ability of the state's economy to grow at a faster rate. For example, during 2000, most Maine coastal communities and Maine communities south of the I-95 corridor had unemployment rates of less than 4%. In addition, during 2000, five of Maine's 16 counties had average unemployment rates in the 2.5% range, with Cumberland County at 2.0%, Knox County at 2.6%, York County at 2.5%, Lincoln County at 2.7%, and Sagadahoc County at 2.6%. These are very low unemployment rates, which are more than 1.5 to 2 percentage points below the also relatively low 4.0% national unemployment rate. In short, employers in these counties often actively compete for the same workers. Overall, Maine's unemployment rate, during 2000, shrank from 4.1% to 3.3% or significantly below the 4.0% national average. Also, during 2000, the number of Maine payroll jobs expanded by more than 17,800, more than in any year since 1988. Virtually all of this net increase in Maine jobs, however, was in non-manufacturing sectors such as service industries and retail sales. During 2000, Maine experienced a net loss of 1,000 jobs in the manufacturing sector, continuing a trend that has been evident for 11 of the last 12 years.

The 17,800 new jobs created in Maine in 2000 amounted to a 3.0% increase in jobs in one year in a state whose population has grown only 3.8% in the last decade. This has resulted in continuing tight labor markets in many parts of the state. Specifically, according to the Maine State Planning Office, help wanted advertising has doubled in Maine during the last five years. According to the state, some such advertisements in Maine currently are offering $12 per hour, plus benefits and retirement plans for relatively unskilled food service workers. The Maine Metal Products Association also has reported that there are over 2000 currently unfilled well-paying jobs in Maine's metal working industries, and employers in that industry, in the words of the State Planning Office, "have gone to fairly desperate measures to attract workers including signing bonuses and full educational payments." In the Maine health care industry, shortages of nurses have become critical. Some hospitals, according to the State Planning Office, are importing nurses from Canada to relieve some of the pressure.

Added to the fact that labor shortages are particularly acute in certain industries and in certain geographical areas of the state, is the fact that all of Maine's 16 counties had lower unemployment rates in 2000 then in 1999. Because unemployment rates were already significantly lower in the coastal counties (bordering on the Atlantic Ocean), these counties generally had smaller declines in their unemployment rates during the year. Overall, the lowest unemployment rates were experienced in the south-coast and mid-coast counties; the central Maine counties had unemployment rates that were at or slightly above the statewide average; and the counties on the outer western, northern, and eastern rim of Maine had the highest unemployment rates. This is a pattern that has persisted for many years, but one that has become less distinct as tight labor market conditions have begun to spread to portions of all regions of the State.

In addition to the continuing negative pressures on the Maine economy exerted by continuing tight labor markets, the entire Maine economy slowed appreciably during the last six months of the year 2000. Specifically, Maine Consumer Retail Sales increased at an annual rate of 8.5% through the first half of 2000, following two extraordinary years of growth exceeding 8.0%. However, Consumer Retail Sales slowed so much in Maine during the last six months of 2000 that, at year end, such sales had grown only 4.0% over 1999. Of the components of the Maine Consumer Retail Sales statistics tracked by the State, Building Supply Stores had the greatest annual growth rate of 8.0% in 2000, but this was down from 14.7% in 1999. In fact, all six store-type groups that are tracked by the state as part of Consumer Retail Sales had slower sales growth in 2000 than in 1999. Similarly, Maine payroll employment grew at an annual rate of 3.4% through the first six months of 2000, but finished the year with only a 3.0% annual increase in such employment. According to the Economics Division of the Maine State Planning Office, during the last six months of 2000, Maine experienced "a broad-based weakening in the state economy. While none of the measures of economic output was absolutely negative for the year, growth was slower in retail sales and payroll employment, while construction awards, bank deposits, help-wanted advertising and housing permits were all comparatively weak."

Specifically, Maine consumer retail sales grew by 4.0% in 2000, compared to 8.4% in 1999. Maine state general fund tax revenues grew by 2.5% in 2000, compared to 12.0% in 1999. Help wanted advertising in Maine grew by 8.1% in 2000, compared to 17.4% in 1999. Housing permits in Maine grew by 2.5% in 2000, compared to 4.8% in 1999. Non-performing bank loans in Maine decreased by 12.4% in 2000, compared to a 20.5% decrease in 1999. Maine bankruptcies declined by 3.8% in 2000, compared to 7.6% decline in 1999. And finally, food stamp caseloads in Maine decreased by 3.0% in 2000, compared to 3.3% decrease in 1999.

Other Maine economic indicators improved in 2000 over their performance in 1999, but the improvement in such indicators was relatively slight. For example, Maine personal income grew at a 5.2% rate in 2000, compared to 5.0% in 1999. The number of Maine residents employed grew at a 3.4% rate in 2000, compared to a 3.0% rate in 1999. The AFDC (welfare) caseload in Maine decreased by 5.6% in 2000, compared to a 5.5% decrease in 1999. And finally, despite a strong first six months of the year 2000, Maine payroll employment grew at the same 3.0% rate in 2000 that it did in 1999.

Personal employment data for Maine are particularly important for State of Maine credit purposes. Since approximately one-third of Maine State Government General Fund revenues is derived from a personal state income tax, the ability of the Maine economy to create jobs for Maine residents is directly related to the ability of Maine state government to fund necessary governmental expenditures and to repay its debt. Concerning this, during 2000, Maine ranked 9th in the nation in payroll job growth (down from 8th in the nation in 1999).

The consumer retail sales sector of the Maine economy (including, among other items, taxable retail sales related to the tourist industry) is also important because approximately one-third of Maine State Government General Fund revenues are derived from a 5.0% retail sales tax. On July 1, 2000, the Maine state sales tax was reduced to 5.0% from 5.5% of the value of broad range of retail purchases in Maine. On January 1, 2001, the Maine state sales tax was eliminated from the sale of certain "snack" foods. Combined, these sales tax reductions reversed two of the major tax increases imposed by Maine state government during the recession and state budget crisis of the early 1990's. Because of this, Maine sales tax revenues are expected to decline by approximately $75 million per year, and this decline in revenues is expected to increase if the state does not experience continuing strong growth in taxable retail sales.

One continuing positive factor in Maine's economy is that Maine employers recently have experienced a substantial decrease in workers' compensation costs. For many years, Maine possessed the highest workers' compensation insurance rates in the country. The issue was so divisive that it caused a shutdown of state government in 1992. Since that time, however, the Maine Legislature has created the Maine Employers' Mutual Insurance Co. and has passed numerous reforms in Maine's workers' compensation laws. As a result, workers' compensation loss ratios declined 63.6% during the 1999-2000 period, and workers' compensation insurance rates in Maine declined 41% during the 1994-1998 period. Another positive step concerning workers' compensation insurance rates in Maine has been that the Maine Legislature, at the request of the Governor, has refused, thus far, to accede to efforts by organized labor to repeal many of the reforms in Maine's workers' compensation laws enacted since 1992.

The fiscal policies of the State of Maine are conservative, and the state is required by its Constitution to operate on a balanced budget. The Maine Constitution does this by prohibiting the Legislature, by itself, from issuing any debt by or on behalf of the state which exceeds in the aggregate at any one time $2,000,000 "except to suppress insurrection, to repel invasion, or for purposes of war, and except for temporary loans to be paid out of money raised by taxation during the fiscal year in which they are made." The Maine Constitution also provides for the prohibition of debt issued by or on behalf of the state to fund "current expenditures." The Maine Constitution allows the issuance of long-term debt when two-thirds of both houses of the Legislature pass a law authorizing the issuance of such debt, and when the voters of the State ratify and enact such a law at a general or special statewide election. Amendments to the Maine Constitution also have been adopted to permit the Legislature to authorize the issuance of bonds to insure payment of up to: (1) $6,000,000 of revenue bonds of the Maine School Building Authority; (2)
$4,000,000 of loans to Maine students attending institutions of higher education; (3) $1,000,000 of mortgage loans for Indian housing; (4) $4,000,000 of mortgage loans to resident Maine veterans including businesses owned by resident Maine veterans; and (5) $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural and recreational enterprises. The statutory authorization to insure Maine School Building Authority bonds, however, has been repealed. The Maine Constitution also provides that if the Legislature fails to appropriate sufficient funds to pay principal and interest on general obligation bonds of the state, the State Treasurer is required to set aside sufficient funds from the first General Fund revenues received thereafter by the state to make such payments.

In the past, Maine state government avoided the Maine constitutional balanced budget requirement by annually issuing significant amounts of tax anticipation notes ("TANs") at or about the July 1 beginning of each new fiscal year and leaving such TANs outstanding until almost the beginning of the next fiscal year. For example, on June 26, 1996 the state issued $150,000,000 in TANs due June 27, 1997. Both the size of these debt issues and fiscal legitimacy for them, however, was criticized, and the state became more conservative with regard to the issuance of TANS . This was made possible largely by the imposition of tightly conservative state fiscal policies that allowed the state to end the four of the last five fiscal years with significant revenue surpluses. No TANs have been issued since 1996, and no TANs currently are planned for issuance in fiscal year 2002.

As of April 30, 2001, there were outstanding general obligation bonds of the state in the principal amount of $406,680,000. On June 21, 2001, the state issued $41,275,000 of general obligation bonds dated June 1, 2001. As of June 13, 2001, there were outstanding bond anticipation notes of the state in the principal amount of $5,000,000 which matured on June 26, 2001 and were paid from the proceeds of the state's June 21, 2001 $41,275,000 general obligation bond issue. As of June 13, 2001, there were authorized by the voters of the state for certain purposes but unissued, general obligation bonds of the state in the aggregate principal amount of $134,577,347, including the $41,275,000 in general obligation bonds issued on June 21, 2001. As of June 13, 2001, there were authorized by the Constitution of the state and implementing legislation but unissued, general obligation bonds of the state in the aggregate principal amount of $99,000,000. Various other Maine governmental agencies and quasi-governmental agencies including, but not limited to, the Maine Municipal Bond Bank, the Maine Court Facilities Authority, the Maine Health and Higher Educational Facilities Authority, the Maine Turnpike Authority, the Maine State Housing Authority, and the Maine Public Utility Financing Bank, issue debt for Maine governmental purposes, but this debt does not pledge the credit of the state.

During the economic recession of 1989 through 1992, Maine state government repeatedly reduced its expenditures in order to comply with the requirement of the Maine Constitution that state government operate on a balanced budget. Such cuts in General Fund expenditures, other fiscal cost reductions, and a continuing policy by the current Governor not to allow the creation of significant new state governmental programs or the taxes to fund such programs, have allowed the Governor and Legislature recently to enact a series of balanced budgets funding state services and to produce a series of general fund revenues. Laws authorizing budgeted expenditures for fiscal year 2002 have been enacted and provide for General Fund expenditures of $2,583,648,122 and Highway Fund expenditures of $288,014,014. These budget amounts are subject to change, however, upon reconciliation of recently enacted budget legislation and miscellaneous bills with fiscal impact passed by the Legislature and enacted into law.

The State also maintains a "Rainy Day Fund" to be used for significant unforeseen capital and operational expenditures. As of June 30, 2001, the balance in the state's Rainy Day Fund was approximately $143.7 million, the highest amount ever. Toward the end of the recently-concluded legislative session, however, the Legislature appropriated $35.5 million of this balance in the Rainy Day Fund to be used during the next two years to maintain the current schedule for elimination of the unfunded liability in the Maine State Retirement System. Furthermore, there can be no assurance that the budget acts for fiscal year 2002, and the various other statutes passed by the Maine Legislature which affect the state's fiscal position, will not be amended by the Legislature from time to time.

The unfunded actuarial liability of the Maine State Retirement System, including within it the retirement system for all Maine public school teachers, is a significant and continuing problem for Maine state government. The state's independent actuaries certified this unfunded liability to be approximately $1.9 billion as of June 30, 2000. Because of this, the state has adopted a constitutional amendment (Me. Const. art. IX, ss.18-B) that required the Maine Legislature, beginning in fiscal year 1998, annually to appropriate funds that will retire in 31 years or less the System's unfunded liability. Effective July 1, 1998, the amortization period to eliminate this unfunded liability was reduced by statute to 24 years. Effective July 1, 2000, this amortization period was reduced further by statute to 19 years. The state also has adopted a separate constitutional amendment (Me. Const. art. IX, ss.18-A) that requires the Maine Legislature, beginning in fiscal year 1998, annually to appropriate monies to fund the System on an actuarially sound basis. Under Article IX, ss.18-A of the Maine Constitution, unfunded liabilities henceforth may not be created for the System except those resulting from experience losses, and such unfunded liabilities resulting from experience losses must be retired over a period not exceeding 10 years.

During the next several years, Maine may be the recipient of certain additional revenues. Pursuant to a settlement agreement (the "Settlement Agreement"), the State of Maine is one of forty-six states that recently settled litigation in November 1998 against certain manufacturers of cigarettes and other tobacco products (the "Manufacturers"). The forty-six states (the "Settling States") had sued to recover smoking related Medicaid costs (the "Claims"). Pursuant to the Settlement Agreement, the Manufacturers have agreed to make certain payments to the Settling States and the Settling States have agreed to relinquish the Claims, subject to certain conditions set forth in the Settlement Agreement. Commencing in December 1999, certain initial payments were made by the Manufacturers to the State of Maine in accordance with the Settlement Agreement. The initial payments are expected to continue through 2003. Certain annual payments by the Manufacturers to the State of Maine pursuant to the Settlement Agreement are expected to continue for as long as the Manufacturers remain in business.

The  monies  expected  to be  received  by the  State of Maine  pursuant  to the
Settlement Agreement are subject to decreases, offsets, and reductions, including possible claims by the Federal government that a portion of the settlement payments be paid to the Federal government as compensation for extra costs paid by the Federal government for smoking related Medicaid costs. Accordingly, there can be no assurance as to the amount of monies that may be received by the State of Maine pursuant to the Settlement Agreement or as to when, if ever, such monies will be received by the State of Maine.

Because of Maine's conservative debt policies and its constitutional requirement that the state government operate under a balanced budget, Maine general obligation bonds had been rated AAA by S&P and Aa1 by Moody's for many years. On June 6, 1991, however, S&P lowered its credit rating for Maine general obligation bonds from AAA to AA+, and at the same time lowered its credit rating on bonds issued by the Maine Municipal Bond Bank and the Maine Court Facilities Authority, and on State of Maine Certificates of Participation for highway equipment, from AA to A+. In taking this action, S&P said, "The rating action is a result of declines in key financial indicators, and continued softness in the state economy. The new rating continues to reflect the low debt burden of the state, an economic base that has gained greater income levels and diversity over the 1980's, and a legislative history of dealing effectively with financial difficulties." These ratings have remained unchanged since June 6, 1991. Because of improvements in the State of Maine economy, S&P currently views the State's financial outlook as "stable," stating in its most recent June 6, 2001 credit report: "Maine's economic performance has been improving in recent years. The state's job market has experienced strong growth recently, increasing 2.1% in 1997, 2.9% in 1998 and 1999, respectively, and 3.2% in 2000. Maine's 2000 unemployment rate of 3.5% continues to be below the national level. Maine's employment is projected to grow through 2005, although at a slower rate of approximately 1.2% annually due to declines in manufacturing, a slowing economy, and limited growth in the state's labor force."

On August 24, 1993, citing the "effects of protracted economic slowdown and the expectation that Maine's economy will not soon return to the pattern of robust growth evident in the mid-1980's," Moody's lowered its State of Maine general obligation bond rating from Aa1 to Aa. At the same time, Moody's lowered from Aa1 to Aa the ratings assigned to state-guaranteed bonds of the Maine School Building Authority and the Finance Authority of Maine, and confirmed at A1 the ratings assigned to the bonds of the Maine Court Facilities Authority and State of Maine Certificates of Participation. On May 13, 1997, Moody's "confirmed and refined from Aa to Aa3" the State's general obligation bond rating. Moody's refinement of the state's bond rating on May 13, 1997 was part of a general redefinition by Moody's of its bond rating symbols published on January 13, 1997, and was not a substantive rating change. On June 5, 1998, however, citing an "increased pace of economic recovery," Moody's raised the state's general obligation bond rating to Aa2. In its most recent June 5, 2001 credit report, Moody's reaffirmed its credit rating for Maine general obligation bonds at Aa2 and changed the state's long-term credit outlook to "positive" from "stable," stating: "The state is well positioned to maintain budget balance, given high quality budget practices that have led to increased reserve levels, controlled growth in major spending areas including Medicaid, and a tax structure that has relatively low exposure to stock market performance. The rating also reflects an economy that continues to diversify and expand at a healthy pace. The rating also acknowledges the state's moderate debt levels and the ongoing fixed costs associated with the state's large, but declining, unfunded pension liability."

For the past several years, Maine general obligation bond issues also have been rated by Fitch. In its credit report dated June 1, 2000, Fitch upgraded its rating on Maine general obligation bonds from AA to AA+, saying, the "rating change takes into account the low burden of debt on resources and the unusually rapid rate of amortization as well as strengthening economic trends, very successful financial operations and the institutionalization of financial reforms." In its most recent credit report dated June 18, 2001, Fitch confirmed its AA+ rating for Maine general obligation debt, stating: "Maine's debt places a low to moderate burden upon its resources and amortization is extremely rapid with all debt due by 2011. Maine's financial operations have been very strong for the past five years. Maine's economy has become more diversified as manufacturing declines in importance."

B.       STATE OF NEW HAMPSHIRE

Material in this section has been abstracted from the State of New Hampshire Information Statement dated December 12, 2000, compiled by the Treasurer of the State of New Hampshire and provided to prospective purchasers of debt securities offered by the State. While information in the Information Statement is believed to be accurate, none of that information has been independently verified. Also, it does not reflect economic conditions or developments that may have occurred or trends that may have materialized since the date of the Information Statement. Additionally, economic and fiscal conditions in individual municipalities within the State may vary from general economic and fiscal conditions.

New Hampshire is located in the New England census region and is bordered by the states of Maine, Massachusetts, and Vermont and the Province of Quebec, Canada. New Hampshire's geographic area is 9,304 square miles and its March 1, 1999 population was 1,201,000, representing a 1.4% increase from 1998 levels. New Hampshire's population had increased by more than 30.4% in the 1980-1999 period.

New Hampshire's per capita personal income increased by 109.4% between 1980 and 1990. In the period 1990-1999, it increased by 49.8%. New Hampshire's per capita personal income in 1999 was 109% of the national level, ranking 8th in the United States.

In 1999, New Hampshire's largest employment sector was the service sector (29.4% of employment), followed by retail and wholesale trade (25.9% of employment). Manufacturing was the third largest sector (18.4% of employment). Non-agricultural employment levels have remained fairly stable. The unemployment rate declined to 2.7% in 1999, a level lower than the national average of 4.2%.

After a significant growth in residential building activity in the period 1980-86 (data based on residential building permits), New Hampshire's residential building activity declined beginning in 1987, and declined below 1980 levels in 1990, 1991 and 1992. In 1993, residential building activity surpassed 1980 levels and in each of the subsequent years through 1999, surpassed 1993.

New Hampshire finances the operations of state government through specialized taxes, user charges and revenues received from the State liquor sales and distribution system. There is no general tax on sales or earned income. The two highest revenue-producing taxes are the Meals and Rooms Tax and the Business Profits Tax. See the concluding paragraphs of this section for a description of litigation challenging the constitutionality of the State's statutory system of financing operation of elementary and secondary public schools primarily through local taxes, and state government's response to that litigation.

New Hampshire state government's budget is enacted to cover a biennial period through a series of legislative bills that establish appropriations and estimated revenues for each sub-unit of state government, along with supplemental and special legislation. By statute, the budget process is initiated by the Governor, who is required to submit operating and capital budget proposals to the Legislature by February 15 in each odd-numbered year. While the Governor is required to state the means through which all expenditures will be financed, there is no constitutional or statutory requirement that the Governor propose or the Legislature adopt a budget without resorting to borrowing. There is no line item veto.

State government funds include the General Fund, five special purpose funds and three enterprise funds, as well as certain "fiduciary" funds. All obligations of the State are paid from the State Treasury, and must be authorized by a warrant signed by the Governor and approved by the Executive Council, except for payments of debt obligations, which are paid by the State Treasurer under statutory authority.

By statute, at the close of each fiscal biennium, 50% of any General Fund surplus must be deposited in a Revenue Stabilization Reserve Account ("Rainy Day Fund") which may contain up to 10% of General Fund unrestricted revenue for the fiscal year just ended. With approval of the Legislative Fiscal Committee, the Governor and the Executive Council, the Rainy Day Fund is available to defray operating deficits in ensuing years if there is a shortfall in forecast revenue, in an amount equal to the lesser of the deficit or revenue shortfall. By statute, the Rainy Day Fund may not be used for any other purpose except by special appropriation approved by two-thirds of each Legislative chamber and the Governor. As of June 30, 2000 there was a designated balance of $20 million in the Rainy Day Fund.

The Department of Administrative Services is responsible for maintenance of State government's accounting system, annual reports and general budget oversight. Expenditures are controlled against appropriations through an integrated accounting system, which compares the amount of an appropriation to expenditures, and encumbrances previously charged against that appropriation before creating an expenditure. By law, with certain exceptions unexpended and unencumbered balances of appropriations lapse to surplus in the applicable fund at the end of each fiscal year, along with unappropriated revenues in excess of legislative estimates. Legislative financial controls involve the Office of Legislative Budget Assistant ("LBA") which acts under supervision of the Legislative Fiscal Committee and Joint Legislative Capital Budget Overview Committee. LBA conducts overall post-audit and review of the budgetary process. State government financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") and are independently audited annually.

On June 30, 1997, the General Fund undesignated fund balance was a deficit of $1.2 million. Strong revenue growth and stringent budgetary controls resulted in a fiscal 1998 year-end undesignated surplus fund balance of $41.4 million. At fiscal year-end 1999 there was a surplus balance of $88.7 million and a cumulative General Fund balance of $130.1 million. This surplus was transferred to the Health Care Fund and the Education Fund Trust Fund. As of June 30, 2000, there was a General Fund surplus balance of $4.0 million, the Revenue Stabilization account remained at $20 million and the Health Care Fund increased to $45 million.

There is no constitutional limit on the State's power to issue obligations or incur indebtedness, and no constitutional requirement for referendum to authorize incurrence of indebtedness by the State. Authorization and issuance of debt is governed entirely by statute. New Hampshire pursues a debt management program designed to minimize use of short-term debt for operating purposes and to coordinate issuance of tax-exempt securities by the State and its agencies.

State-guaranteed bonded indebtedness is authorized not only for general purposes of state government, but also for the New Hampshire Turnpike System, University System of New Hampshire, water supply and pollution control, water resources acquisition and construction, School Building Authority, Pease Development Authority, Business Finance Authority, Municipal Bond Bank and cleanup of municipal Super Fund sites and landfills. In addition, the Housing Finance Authority and Higher Education and Health Facilities Authority are authorized to issue bonds that do not constitute debts or obligations of the State.

Procedure for incurrence of bonded indebtedness by individual municipalities is governed by state statutes, which prescribe actions that must be pursued by municipalities in incurring bonded indebtedness and limitations on the amount of such indebtedness. In general, incurrence of bonded indebtedness by a municipality must be for a statutorily authorized purpose and requires a two-thirds majority vote of the municipality's legislative body, except in municipalities that have adopted the "official ballot" form of government, where the required majority is a three-fifths vote.

On December 17, 1997, the New Hampshire Supreme Court ruled that the State's system of financing public elementary and secondary schools primarily through local property taxes violated the New Hampshire Constitution, because (1) providing an adequate public education is a duty of State government; (2) local school property taxes are levied to fulfill a State purpose; and (3) local school property taxes, levied at different rates in different localities, are not proportional and reasonable throughout the State. The court also indicated that a State-funded, constitutionally adequate elementary and secondary education is a fundamental constitutional right. However, the court stayed all further proceedings in the case "until the end of the [1998] legislative session and further order of this court to permit the legislature to address the issues involved in this case." The court allowed the then-present funding mechanism to remain in effect "during the 1998 tax year" i.e. through March 31, 1999. On June 23, 1998, responding to a request for an advisory opinion from the New Hampshire Senate, the court advised that certain legislation passed by the New Hampshire House of Representatives to address the court's December 1997 decision would violate state constitutional requirements by failing to provide funding of adequate public elementary and secondary education at a uniform tax rate throughout the State. On November 25, 1998, the court denied the State's motion to extend the effective date of the court's decision of the previous December and confirmed that pursuant to that decision, in the absence of legislative action, the State's Commissioner of Revenue Administration did not have legal authority to approve local property tax rates for school purposes. On March 11, 1999, the court ruled that the Legislature could not constitutionally submit the choice of replacement tax plans to a binding referendum vote of the people. On April 29, 1999, the State enacted Chapter 17 of the Laws of 1999 "establishing a uniform education property tax and a utility property tax, increasing the business profit and real estate transfer taxes and including other sources of revenue to provide funding for an adequate public education and making an appropriation therefore." This statute established formulae for determining distribution of funds to local school districts in support of adequate public education, from an "Education Trust Fund". The immediate effect of these statutes was to restore the authority of New Hampshire municipalities to collect property taxes for school purposes. On October 15, 1999, the court held that Chapter 17's provision for "phase-in" of the new state property tax was unconstitutional and therefore, the tax itself was unconstitutional. On November 3, 1999, the State enacted Chapter 338, which re-enacted the state property tax without the "phase-in" provisions and further provided for expiration of the tax and the distribution formula as of January 2, 2003. Under the 1999 statutory formula, some New Hampshire municipalities sustained increased property taxes. In December 1999 and January 2000, separate lawsuits were initiated by taxpayers in some of those communities, challenging the constitutionality of the state property tax and the school funding system enacted in Chapters 17 and 338. By a majority (3-2) decision dated May 3, 2001, the New Hampshire Supreme Court rejected those challenges, holding that while the complainants had proven there were flaws in the statewide property tax system, they had failed to prove a systematic pattern of disproportionate taxation, or that the system produced inequality so substantial as to be deemed intentional, or that actual harm to them resulted from such flaws. The majority opinion did, however, direct the State to implement appropriate enforcement measures to ensure compliance with state constitutional provisions requiring reassessment of property at least once every five years.

In June 2001, the New Hampshire legislature passed, and the Governor allowed to take effect without signature, legislation that made permanent the statewide property tax, as well as increasing the rates of other taxes and deleting certain non-recurring revenues as sources for the Education Trust Fund. Based on revenues projected by the legislature, this measure would fully fund the State's obligation to provide an adequate education, as defined by current statute. That definition has not been reviewed by the courts, and may be the subject of further litigation.

3.  INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

For purposes of all investment policies of a Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund and the Fund's investment objective, cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board without shareholder approval may change a nonfundamental policy of a Fund.

A.       INVESTORS BOND FUND

1.       FUNDAMENTAL LIMITATIONS

The Fund may not:

BORROWING

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).

UNDERWRITING ACTIVITIES

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

MAKING LOANS

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus.

OIL, GAS AND MINERAL EXPLORATION

Invest in interests in oil or gas or interests in other mineral exploration or development programs.

NON-DIVERSIFICATION

Purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer. Up to 50% of the Fund's total assets may be invested without regard to this limitation. These limitations do not apply to securities of an issuer payable solely from the proceeds of escrowed U.S. Government Securities.

CONCENTRATION

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

2.       NON-FUNDAMENTAL LIMITATIONS

The Fund may not:

PLEDGING

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

INVESTMENT IN OTHER INVESTMENT COMPANIES

Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.

MARGIN AND SHORT SALES

Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, except that the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

BORROWING

Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund's total assets.

ILLIQUID SECURITIES

Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities").

INVESTMENTS IN REAL PROPERTY LEASES


Purchase or sell real property leases (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies that invest in real estate).


SECURITIES WITH VOTING RIGHTS

Purchase securities having voting rights except securities of other investment companies.

B.       TAXSAVER BOND FUND

1.       FUNDAMENTAL LIMITATIONS

The Fund may not:

BORROWING

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).

UNDERWRITING ACTIVITIES

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

MAKING LOANS

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus.

OIL, GAS AND MINERAL EXPLORATION

Invest in interests in oil or gas or interests in other mineral exploration or development programs.

NON-DIVERSIFICATION

Purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer. Up to 50% of the Fund's total assets may be invested without regard to this limitation. These limitations do not apply to securities of an issuer payable solely from the proceeds of escrowed U.S. Government Securities.

CONCENTRATION

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

For purposes of the Fund's diversification policy, the District of Columbia, each state, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is deemed to be a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of private activity bonds, if only the assets and revenues of the nongovernmental user back the bond, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case, the creating government or some other agency guarantees a security, that guarantee would be considered a separate security and would be treated as an issue of such government or other agency.

2.       NON-FUNDAMENTAL LIMITATIONS

The Fund may not:

PLEDGING

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

INVESTMENT IN OTHER INVESTMENT COMPANIES

Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.

MARGIN AND SHORT SALES

Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, except that the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

BORROWING

Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund's total assets.

ILLIQUID SECURITIES

Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities"); or (2) 10% of the Fund's total assets would be invested in Restricted Securities.

INVESTMENTS IN REAL PROPERTY LEASES


Purchase or sell real property leases (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies that invest in real estate).


SECURITIES WITH VOTING RIGHTS

Purchase securities having voting rights except securities of other investment companies.

C.       MAINE TAXSAVER BOND FUND

1.       FUNDAMENTAL LIMITATIONS

The Fund may not:

BORROWING

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).

UNDERWRITING ACTIVITIES

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

MAKING LOANS

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus.

OIL, GAS AND MINERAL EXPLORATION

Invest in interests in oil or gas or interests in other mineral exploration or development programs.

CONCENTRATION

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry. For this purpose, consumer finance companies, industrial finance companies, and gas, electric, water and telephone utility companies are each considered to be separate industries.

VOTING RIGHTS

Purchase securities having voting rights except securities of other investment companies.

2.       NON-FUNDAMENTAL LIMITATIONS

The Fund may not:

PLEDGING

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

INVESTMENT IN OTHER INVESTMENT COMPANIES

Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.

MARGIN AND SHORT SALES

Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, except that the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

BORROWING

Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund's total assets.

ILLIQUID SECURITIES

Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities"); or (2) 10% of the Fund's total assets would be invested in Restricted Securities.

INVESTMENTS IN REAL PROPERTY LEASES

Purchase or sell real property leases (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies that invest in real estate).

D.       NEW HAMPSHIRE TAXSAVER BOND FUND

1.       FUNDAMENTAL LIMITATIONS

The Fund may not:

BORROWING

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the Fund's net assets.

UNDERWRITING ACTIVITIES

Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

MAKING LOANS

Make loans except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

PURCHASES AND SALES OF COMMODITIES

Invest in commodities or in commodity contracts, except that, to the extent the Fund is otherwise permitted, the Fund may enter into financial futures contracts and options on those futures contracts and may invest in currencies and currency-related contracts.

ISSUANCE OF SENIOR SECURITIES

Issue senior securities except as appropriate to evidence indebtedness that the Fund is permitted to incur, and provided that the Fund may issue shares of additional series or classes that the Board may establish.

NON-DIVERSIFICATION

With respect to 50% of its assets, purchase a security other than a U.S. Government Security of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer.

CONCENTRATION

Purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided there is no limit on investments in U.S. Government Securities, municipal securities or in the securities of domestic financial institutions (not including their foreign branches). For this purpose, consumer finance companies, industrial finance companies, and gas, electric, water and telephone utility companies are each considered to be separate industries.

2.       NON-FUNDAMENTAL LIMITATIONS

BORROWING

Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding; and if at any time the Fund's borrowings exceed the Fund's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations.


SECURITIES WITH VOTING RIGHTS


Purchase securities that have voting rights, except the Fund may invest in securities of other investment companies to the extent permitted by the 1940 Act.

MARGIN AND SHORT SALES

Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

ILLIQUID SECURITIES

Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable; or (2) 10% of the Fund's total assets would be invested in securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act.

INVESTMENTS IN REAL PROPERTY


Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies that invest in real estate).


CONCENTRATION

No more than 25% of a Fund's total assets may be invested in the securities of one issuer. This limitation, however, does not apply to securities of an issuer payable solely from the proceeds of U.S. Government Securities.

4.  PERFORMANCE DATA AND ADVERTISING
--------------------------------------------------------------------------------
A.       PERFORMANCE DATA

A Fund may quote  performance  in  various  ways.  All  performance  information
supplied  in  advertising,  sales  literature,   shareholder  reports  or  other
materials is historical and is not intended to indicate future returns.

A Fund may compare any of its performance information with:

     o Data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., iMoneyNet, Inc. (IBC Financial Data, Inc.), CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

     o    The performance of other mutual funds.

     o The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Morgan Stanley - Europe, Australia and Far East Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of a Fund but rather are standards by which the Fund's Adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

A Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

A Fund's performance will fluctuate in response to market conditions and other factors.

B.       PERFORMANCE CALCULATIONS

The Fund's performance may be quoted in terms of yield or total return. Table 1 in Appendix C includes performance information for each Fund.

1.       SEC YIELD

Standardized SEC yields for a Fund used in advertising are computed by dividing the Fund's interest income (in accordance with specific standardized rules) for a given 30 day or one month period, net of expenses, by the average number of shares entitled to receive income distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate.

Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution of income from the Fund over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Financial intermediaries may charge their customers that invest in a Fund fees in connection with that investment. This will have the effect of reducing the Fund's after-fee yield to those shareholders.

Maine TaxSaver Bond Fund, New Hampshire TaxSaver Bond Fund and TaxSaver Bond Fund may also quote tax equivalent yields, which show the taxable yields a shareholder would have to earn to equal a fund's tax-free yield after taxes. A tax equivalent yield is calculated by dividing the fund's tax-free yield by one minus a stated Federal, state or combined Federal and state tax rate.

The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information should not be used to compare shares of a Fund with investment alternatives, which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives, which are insured or guaranteed.

Yield quotations are based on amounts invested in a Fund net of any applicable sales charges that may be paid by an investor. A computation of yield that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges.

Yield is calculated according to the following formula:

                    a - b      6
         Yield = 2[(------ + 1)  - 1]
                      cd

         Where:
                  a    =   dividends and interest earned during the period
                  b    =   expenses accrued for the period (net of reimbursements)
                  c    =   the average daily number of shares outstanding during the period that were entitled to receive dividends
                  d    =   the maximum offering price per share on the last day of the period

2.       TOTAL RETURN CALCULATIONS

A Fund's total return shows its overall change in value, including changes in share price, and assumes all of the Fund's distributions are reinvested.

Total return figures may be based on amounts invested in a Fund net of sales charges that may be paid by an investor. A computation of total return that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges.

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total returns a Fund: (1) determines the growth or decline in value of a hypothetical historical investment in a Fund over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return is calculated according to the following formula:

         P(1+T)n = ERV

         Where:
                  P     =   a hypothetical initial payment of $1,000
                  T     =   average annual total return
                  N     =   number of years
                  ERV   =   ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical
                            $1,000 payment made at the beginning of the applicable period

Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

OTHER MEASURES OF TOTAL RETURN. Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods.

         A Fund may quote unaveraged or cumulative total returns that reflect a Fund's performance over a stated period of time.

         Total returns may be stated in their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking into consideration a Fund's front-end sales charge or contingent deferred sales charge (if applicable).

Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT   =   period total return
                  The other definitions are the same as in average annual total return above

C.       OTHER MATTERS

A Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's investment adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the net asset value, net assets or number of shareholders of the Fund as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,188 at the end of the second year (an increase of $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of a Fund's performance.

A Fund may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

PERIOD            SYSTEMATIC INVESTMENT                   SHARE PRICE                     SHARES PURCHASED
............. ................................. .................................. ..................................
............. ................................. .................................. ..................................
     1                      $100                              $10                               10.00
     2                      $100                              $12                               8.33
     3                      $100                              $15                               6.67
     4                      $100                              $20                               5.00
     5                      $100                              $18                               5.56
     6                      $100                              $16                               6.25
............. ................................. .................................. ..................................
............. ................................. .................................. ..................................
             Total Invested $600               Average Price $15.17               Total Shares  41.81

In connection with its advertisements, a Fund may provide "shareholder's letters" which serve to provide shareholders or investors with an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices.

5.  MANAGEMENT
--------------------------------------------------------------------------------
A.       TRUSTEES AND OFFICERS

The names of the Trustees and officers of the Trust, their positions with the Trust, address, date of birth and principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk (*).

NAME, DATE OF                 POSITION                   PRINCIPAL OCCUPATION(S)
BIRTH AND ADDRESS             WITH THE TRUST             DURING PAST 5 YEARS
John Y. Keffer*               Chairman and President     Member and Director, Forum Financial Group, LLC (a mutual
Born:  July 15, 1942                                     fund services holding company)
Two Portland Square                                      Director, Forum Fund Services, LLC (Trust's underwriter)
Portland, ME 04101                                       Trustee/President of four other investment companies for
                                                         which Forum Financial Group, LLC provides services
.............................. .......................... .............................................................
Costas Azariadas              Trustee                    Professor of Economics, University of California - Los
Born:  February 15, 1943                                 Angeles
Department of Economics                                  Visiting Professor of Economics, Athens University of
University of California                                 Economics and Business 1998 - 1999
Los Angeles, CA 90024                                    Trustee of one other investment company for which Forum
                                                         Financial Group, LLC provides services
.............................. .......................... .............................................................
James C. Cheng                Trustee                    President, Technology Marketing Associates
Born:  July 26, 1942                                     (marketing company for small and medium size businesses in
27 Temple Street                                         New England)
Belmont, MA 02718                                        Trustee of one other investment company for which Forum
                                                         Financial Group, LLC provides services
.............................. .......................... .............................................................
J. Michael Parish             Trustee                    Partner, Thelen Reid & Priest LLP (law firm) since 1995
Born:  November 9, 1943                                  Trustee of one other investment company for which Forum
40 West 57th Street                                      Financial Group, LLC provides services
New York, NY 10019
.............................. .......................... .............................................................
Thomas G. Sheehan             Vice President             Director of Relationship Management, Forum Financial Group,
Born: July 15, 1954                                      LLC
Two Portland Square                                      Vice President of three other investment companies for
Portland, ME 04101                                       which Forum Financial Group, LLC provides services
.............................. .......................... .............................................................
Ronald H. Hirsch              Treasurer                  Managing Director, Operations/Finance and Operations/Sales,
Born:  October 14, 1943                                  Forum Financial Group, LLC since 1999
Two Portland Square                                      Member of the Board - Citibank Germany 1991 - 1998
Portland, ME 04101                                       Treasurer, Forum Fund Services, LLC (Trust's underwriter)
                                                         Treasurer of seven other investment companies for which
                                                         Forum Financial Group, LLC provides services
.............................. .......................... .............................................................
Leslie K. Klenk               Secretary                  Counsel, Forum Financial Group, LLC since 1998
Born:  August 24, 1964                                   Associate General Counsel, Smith Barney Inc. (brokerage
Two Portland Square                                      firm) 1993 - 1998
Portland, ME 04101                                       Secretary of three other investment companies for which
                                                         Forum Financial Group, LLC provides services

B.       COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee of the Trust is paid a quarterly retainer fee of $1,500 for his service to the Trust. In addition, each Trustee is paid a fee of $750 for each Board meeting attended (whether in person or by electronic communication). Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for his service as Trustee of the Trust. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Trust and the Fund Complex that includes all series of the Trust and another investment company for which Forum Financial Group, LLC provides services for the fiscal year ended March 31, 2001.

                                                                                               TOTAL COMPENSATION
                                                                                              FROM TRUST AND FUND
                       COMPENSATION FROM THE                                                        COMPLEX
       TRUSTEE                 FUNDS                 BENEFITS              RETIREMENT
John Y. Keffer                   $0                     $0                     $0                      $0
....................... ....................... ...................... ...................... .......................
Costas Azariadis               $1,180                   $0                     $0                   $18,750
....................... ....................... ...................... ...................... .......................
James C. Cheng                 $1,180                   $0                     $0                   $18,750
....................... ....................... ...................... ...................... .......................
J. Michael Parish              $1,180                   $0                     $0                   $18,750

C.       INVESTMENT ADVISER

1.       SERVICES OF ADVISER

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement (the "Agreement") with the Trust. Under the Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing a Fund's investments and effecting portfolio transactions for a Fund.

2.       OWNERSHIP OF ADVISER


Forum Investment Advisors, LLC ("FIA") is 100% owned by Forum Trust, LLC and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended.

Effective May 13, 2002, the investment adviser for the Investors Bond Fund and TaxSaver Bond Fund is Grosvenor Capital Management, LLC, ("Grosvenor") Two
Portland Square, Portland, Maine 04101. Prior to May 13, 2002, FIA was the investment adviser for those funds. Grosvenor is a wholly owned subsidiary of FIA and is controlled by John Y. Keffer, who is Chairman of the Board of the Trust.

Subject to the general control of the Board, the Adviser makes investment decisions for each Fund. The Adviser receives an advisory fee at an annual rate of 0.40% of the average daily net assets of each Fund. For the fiscal year ended March 31, 2002, FIA waived a portion of its fee and only received an advisory fee of 0.13% of the average daily net assets of Investors Bond Fund and 0.34% of the average daily net assets of TaxSaver Bond Fund.

As of May  13,  2002,  FIA  had  approximately  $2.2  billion  of  assets  under
management  and  Grosvenor  had   approximately  $36  million  of  assets  under
management.


3.       FEES

The Adviser's fee is calculated as a percentage of the applicable Fund's average daily net assets. The fee is accrued daily by each Fund and is paid monthly based on average daily net assets for the previous month.

In addition to receiving its advisory fee from each Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in a Fund. If you have a separately managed account with the Adviser with assets invested in a Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by each Fund to the Adviser, the amount of fees waived by the Adviser and the actual fees received by the Adviser. The data are for the past three fiscal years (or shorter period depending on a Fund's commencement of operations).

4.       OTHER PROVISIONS OF ADVISER'S AGREEMENT

The Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.

The Agreement is terminable without penalty by the Trust regarding a Fund on 30 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 90 days' written notice to the Trust. The Agreement terminates immediately upon assignment.

Under the Agreement, the Adviser is not liable for any mistake of judgment or in any event whatsoever except for breach of fiduciary duty, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

D.       DISTRIBUTOR

1.       DISTRIBUTOR; SERVICES AND COMPENSATION OF DISTRIBUTOR

FFS, the distributor (also known as principal underwriter) of the shares of each Fund, is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Prior to August 1, 1999, Forum Financial Services, Inc. ("FFSI") was the distributor of each Fund pursuant to similar terms and compensation.

FFS, FAdS, FAcS and FSS are each controlled indirectly by Forum Financial Group, LLC. John Y. Keffer controls Forum Financial Group, LLC.

Under a distribution agreement with the Trust (the "Distribution Agreement"), FFS acts as the agent of the Trust in connection with the offering of shares of each Fund. FFS continually distributes shares of each Fund on a best efforts basis. FFS has no obligation to sell any specific quantity of Fund shares.

FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of each Fund.

FFS may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of each Fund. These financial institutions may charge a fee for their services and may receive shareholders service fees even though shares of each Fund are sold with a sales charge. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to each Fund.

Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of a Fund in this manner should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The financial institution and not its customers will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

Pursuant to the Distribution Agreement, FFS receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of each Fund's shares. Prior to August 1, 1999, and pursuant to Distribution Agreement, FFSI received, and reallowed to certain financial institutions, the sales charge paid by the purchasers of each Fund's shares.

Table 2 in Appendix B shows the aggregate sales charges paid to FFS or FFSI, the amount of sales charge reallowed by FFS or FFSI, and the amount of sales charge retained by FFS or FFSI. The data are for the past three years (or shorter depending on a Fund's commencement of operations).

2.       OTHER PROVISIONS OF DISTRIBUTOR'S AGREEMENT

The Distribution Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

The Distribution Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by FFS on 60 days' written notice to the Trust.

Under the Distribution Agreement, FFS is not liable to the Trust or the Trust's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Distribution Agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in a Fund's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify FSS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FSS in connection with the preparation of the Registration Statement.

E.       OTHER FUND SERVICE PROVIDERS

1.       ADMINISTRATOR

As administrator, pursuant to an administration agreement with the Trust (the "Administration Agreement"), FAdS is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, FAdS receives a fee from a Fund at an annual rate of 0.20% of the average daily net assets of each Fund. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month.

The Administration Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Administration Agreement is terminable without penalty by the Trust or by FAdS with respect to a Fund on 60 days' written notice.

Under the Administration Agreement, FAdS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the Administration Agreement, FAdS and certain related parties (such as FAdS's officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 3 in Appendix B shows the dollar amount of the fees payable by each Fund to FAdS, the amount of the fee waived by FAdS, and the actual fees received by FAdS. The data are for the past three fiscal years.

2.       FUND ACCOUNTANT

As fund accountant, pursuant to an accounting agreement with the Trust (the "Accounting Agreement"), FAcS provides fund accounting services to each Fund. These services include calculating the NAV per share of each Fund (and class) and preparing each Fund's financial statements and tax returns.

For its services, FAcS receives a fee from each Fund at an annual rate of $36,000 and certain surcharges based upon the number and type of a Fund's portfolio transactions and positions. The fee is accrued daily by each Fund and is paid monthly based on the transactions and positions for the previous month.

The Accounting Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Accounting Agreement is terminable without penalty by the Trust or by FAcS with respect to a Fund on 60 days' written notice.

Under the Accounting Agreement, FAcS is not liable for any action or inaction in the performance of its duties to a Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, FAcS and certain related parties (such as FAcS's officers and persons who control FAcS) are indemnified by the Trust against any and all claims and expenses related to FAcS's actions or omissions that are consistent with FAcS's contractual standard of care.

Under the Accounting Agreement, in calculating a Fund's NAV per share, FAcS is deemed not to have committed an error if the NAV per share it calculates is within 1/10 of 1% of the actual NAV per share (after recalculation). The Accounting Agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal 1/2 of 1% or less than or equal to $10.00. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and each Fund.

Table 4 in Appendix B shows the dollar amount of the fees payable by each Fund to FAcS, the amount of the fee waived by FAcS, and the actual fees received by FAcS. The data are for the past three fiscal years.

3.       TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to a transfer agent agreement with the Trust (the "Transfer Agent Agreement"), FSS maintains an account for each shareholder of record of a Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. FSS is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, FSS receives with respect to each Fund 0.25% of the average daily net assets of the Fund, an annual fee of $12,000 plus $18 per shareholder account.

The Transfer Agent Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Transfer Agent Agreement is terminable without penalty by the Trust or by FSS with respect to a Fund on 60 days' written notice.

Under the Transfer Agent Agreement, FSS is not liable for any act or inaction in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement. Under the Transfer Agent Agreement, FSS and certain related parties (such as FSS's officers and persons who control FSS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 5 in Appendix B shows the dollar amount of the fees payable by each Fund to FSS, the amount of the fee waived by FSS, and the actual fees received by FSS. The data are for the past three fiscal years.

4.       CUSTODIAN

As custodian, pursuant to an agreement with the Trust, Forum Trust, LLC safeguards and controls each Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of a Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

For its services, the Custodian receives an annualized percentage of the average daily net assets of a Fund. Each Fund also pays an annual domestic custody fee as well as certain other transaction fees. These fees are accrued daily by each Fund and are paid monthly based on average net assets and transactions for the previous month.

5.       LEGAL COUNSEL

Seward & Kissel LLP, 1200 G Street, N.W., Washington, D.C. 20005, passes upon legal matters in connection with the issuance of shares of the Trust.

6.       INDEPENDENT AUDITORS

Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts, 02116-5022, independent auditors, have been selected as auditors for each Fund. The auditors audit the annual financial statements of each Fund and provide the Funds with an audit opinion. The auditors also review certain regulatory filings of each Fund and each Funds tax returns.

6.  PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------
A.       HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are debt securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected; (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case debt and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.       COMMISSIONS PAID

Table 6 in Appendix B shows the aggregate brokerage commissions paid by each Fund. The data presented are for the past three fiscal years. The table also indicates the reason for any material change in the last two years in the amount of brokerage commissions paid by a Fund, if any.

C.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. No Fund has any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for a Fund is prompt execution of orders in an effective manner and at the most favorable price available.

1.       CHOOSING BROKER-DEALERS

A Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund; and (2) take into account payments made by brokers effecting transactions for a Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.)

2.       OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than a Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts although a particular client may not benefit from all the research received on each occasion. The nature of the services purchased for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.

Occasionally, the Adviser may execute a transaction with a broker and pay a slightly higher commission than another broker may charge. The higher commission is paid because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser is involved with a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the clients.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

3.       COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to each Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

4.       TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust. During the last three fiscal years, no Fund has paid brokerage commissions to any affiliated person of the Fund, the Adviser, FFS or any affiliated person of those persons.

5.       OTHER ACCOUNTS OF THE ADVISER

Investment decisions for each Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

6.       PORTFOLIO TURNOVER

The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

D.       SECURITIES OF REGULAR BROKER-DEALERS

From time to time a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. Table 7 in Appendix B lists the regular brokers and dealers of each Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of each Fund's holdings of those securities as of the Fund's most recent fiscal year.

7.  PURCHASE AND REDEMPTION INFORMATION
--------------------------------------------------------------------------------
A.       GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at FSS's offices located at Two Portland Square, Portland, Maine 04101.

Each Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

Not all classes or funds of the Trust may be available for sale in the sate in which you reside. Please check with your investment professional to determine a class or fund's availability.

B.       ADDITIONAL PURCHASE INFORMATION

Shares of each Fund are sold on a continuous basis by the distributor at net asset value ("NAV") per share plus the applicable sales charge.

Set forth below is an example of the method of computing the offering price of a Fund's shares. The example assumes a purchase of shares of beneficial interest aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based on the net asset value per share of the Fund on March 31, 2001.

                                                          INVESTORS                           TAXSAVER
                                                          BOND FUND                           BOND FUND

Net Asset Value per Share                                   $10.11                             $10.45
.............................................. ................................... ..................................

Sales Charge, 3.75% of offering price                       $0.39                               $0.40
(3.90% of net asset value per share)
.............................................. ................................... ..................................

Offering to Public                                          $10.50                             $11.85

                                                        MAINE TAXSAVER                   NEW HAMPSHIRE TAXSAVER
                                                          BOND FUND                           BOND FUND

Net Asset Value per Share                                   $11.06                             $10.74
.............................................. ................................... ..................................

Sales Charge, 3.00% of offering price                       $0.34                               $0.33
(3.09% of net asset value per share)
.............................................. ................................... ..................................

Offering to Public                                          $11.40                             $11.07

Each Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1.       IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2.       UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

3.       PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to a Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, a Fund may confirm  purchases  and  redemptions  to the financial  institution,  which will
provide  you  with  confirmations  and  periodic  statements.   A  Fund  is  not
responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of a Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

C.       ADDITIONAL REDEMPTION INFORMATION

A Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus.

1.       SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

2.       REDEMPTION-IN-KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, a Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

D.       NAV DETERMINATION

In determining a Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E.       DISTRIBUTIONS

Distributions of net investment income will be reinvested at a Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of a Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

F.       SALES CHARGES

1.       REDUCED SALES CHARGES

You may qualify for a reduced sales charge on Fund purchases under rights of accumulation or a letter of intent. If you qualify for rights of accumulation ("ROA"), the sales charge you pay is based on the total of your current purchase and the net asset value (at the end of the previous fund business day) of shares that you already hold. To qualify for ROA on a purchase, you must inform FSS and supply sufficient information to verify that each purchase qualifies for the privilege or discount. You may also enter into a written Letter of Intent ("LOI"), which expresses your intent to invest $100,000 or more in a Fund within a period of 13 months. Each purchase under a LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the Fund as if such purchases were executed in a single transaction.

2.       ELIMINATION OF SALES CHARGES

No sales charge is assessed on the reinvestment of Fund distributions. No sales charge is assessed on purchases made for investment purposes or on redemptions by:

o A qualified retirement plan under Section 401(a) of the IRC or a plan opertating consistent with Section 403(b) of the IRC
o Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee
o Trustees and officers of the Trust; directors, officers and full-time employees of the Adviser, the distributor, any of their affiliates or any organization with which the distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative
o Any person who has, within the preceding 90 days, redeemed Fund shares (but only on purchases in amounts not exceeding the redeemed amounts) and completes a reinstatement form upon investment
o Any person who exchanges into a Fund from another Trust series or other mutual fund that participates in the Trust's exchange program established for that Fund

The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem Fund shares without a sales charge. Any shares so purchased may not be resold except to the Fund.

8.  TAXATION
--------------------------------------------------------------------------------

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting each Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of a Fund or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A.       QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.


The tax year-end of each Fund is March 31 (the same as the Fund's fiscal year end).


1.       MEANING OF QUALIFICATION

As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends net short-term capital gains, and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company a Fund must satisfy the following requirements:

     o The Fund must distribute at least 90% of its investment company taxable income for the tax year and at least 90% of its net tax-exempt interest income for the tax year. (Certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

     o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

     o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

Each Fund generally intends to operate in a manner such that it will not be liable for federal income tax.

2.       FAILURE TO QUALIFY

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of a Fund's current and accumulated earnings and profits. A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B.       FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. It is expected that only a small portion, if any, of a Fund's distributions will qualify for the dividends-received deduction for corporate shareholders.

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but a Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Each Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in a Fund's financial statements. Any such losses may not be carried back.

TaxSaver Bond Fund, Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund each anticipates distributing substantially all of its net tax-exempt interest income for each tax year. These distributions generally are not taxable to you. If you are a "substantial user" or a "related person" of a substantial user of facilities financed by private activity bonds held by a Fund, you may have to pay federal income tax on your pro rata share of the net income generated from these securities. Distributions of interest income on certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax imposed on individuals and corporations. Distributions of net income from tax-exempt obligations are included in the "adjusted current earnings" of corporations for alternative minimum tax purposes.

Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares the net asset value of which at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

If you purchase shares of a Fund just prior to the ex-dividend date of a distribution, you will be taxed on the entire amount of the distribution received, even though the net asset value per share on the date of the purchase reflected the amount of the distribution.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to you during the year.

C.       CERTAIN TAX RULES APPLICABLE TO THE FUNDS TRANSACTIONS

For federal income tax purposes, when equity or over-the-counter put and call options purchased by a Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When such put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. Each Fund can elect to exempt its Section 1256 contracts, which are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, of the positions are Section 1256 contracts, may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of Section 1256 contracts.

Under current federal tax law, if a Fund invests in bonds issued with "original issue discount", the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to "market discount bonds" (i.e., bonds purchased by a Fund at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Fund has actually received as interest during the year.

If a Fund invests in the securities of foreign issuers, the Fund's income may be subject to foreign withholding taxes.

D.       FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, each Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year (or December 31 if it has made the election described above) in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.       SALE OR REDEMPTION OF SHARES

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so-called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares and is disallowed to the extent of the amount of distributions of tax-exempt interest income received on such shares. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F.       BACKUP WITHHOLDING

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

G.       FOREIGN SHAREHOLDERS

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of ordinary income (and short-term capital gains) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of a Fund, and capital gain distributions of net capital gain from a Fund.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a noncorporate foreign shareholder, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to distributions from a Fund can differ from the U.S. federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in a Fund.

H.       STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income taxation rules described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in a Fund.

9.  OTHER MATTERS
--------------------------------------------------------------------------------
A.       THE TRUST AND ITS SHAREHOLDERS

1.       GENERAL INFORMATION

Forum Funds was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Austin Global Equity Fund                       Maine TaxSaver Bond Fund
BrownIA Growth Equity Fund                      Mastrapasqua Growth Value Fund
BrownIA Maryland Bond Fund                      New Hampshire TaxSaver Bond Fund
BrownIA Small-Cap Growth Fund                   Payson Balanced Fund
Daily Assets Cash Fund(1)                       Payson Value Fund
Daily Assets Government Fund(1)                 Polaris Global Value Fund
Daily Assets Government Obligations Fund(1)     Shaker Fund(2)
Daily Assets Treasury Obligations Fund(1)       TaxSaver Bond Fund
DF Dent Premier Growth Fund                     The Advocacy Fund
Equity Index Fund                               Winslow Green Growth Fund
Investors Bond Fund

(1) The Trust offers shares of beneficial interest in an institutional, institutional service, and investor share class of these series.
(2) The Trust offers shares of beneficial interest in an institutional and investor share class of this series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust, the Adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. The Board will consider approving amendments to the code of ethics for Trust, the Adviser and the principal underwriter at its next regularly scheduled meeting.

The Fund reserves the right to invest in one or more other investment companies in a Core and Gateway(R) structure.

The Trust and each Fund will continue indefinitely until terminated.

2.       SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class' performance. For more information on any other class of shares of a Fund, you may contact FSS.

3.       SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and
(2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

A shareholder or shareholders representing 33 1/3% or more the outstanding shares entitled to vote may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4.       TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the state of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B.       FUND OWNERSHIP

As of July 1, 2001, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of each Fund.

Also as of that date, certain shareholders of record owned 5% or more of a class of shares of a Fund. Shareholders known by a Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 1, 2001, the following persons beneficially owned 25% or more of the shares of a Fund and may be deemed to control the Fund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.

CONTROLLING PERSON INFORMATION

                                                                                          PERCENTAGE OF
FUND                                     SHAREHOLDER                                       SHARES OWNED
......................................... ..................................... .....................................
Investors Bond Fund                      SEI Trust Company (recordholder)                     55.91%
                                         c/o Irwin Union Bank & Trust
                                         Attn: Mutual Fund Administrator
                                         One Freedom Valley Drive
                                         Oaks, PA  19456
......................................... ..................................... .....................................
TaxSaver Bond Fund                       SEI Trust Company (recordholder)                     27.92%
                                         c/o Irwin Union Bank & Trust
                                         Attn: Mutual Fund Administrator
                                         One Freedom Valley Drive
                                         Oaks, PA  19456
......................................... ..................................... .....................................
New Hampshire TaxSaver Bond Fund         National Financial Services Corp.                    38.81%
                                         (recordholder)
                                         PO Box 3908
                                         Church Street Station
                                         New York, NY  10008-3908

SEI Trust Company is a Pennsylvania charted trust company and a wholly owned subsidiary of SEI Investments.

C.       LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Forum Funds' Trust Instrument (the document that governs the operations of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust and requires that a disclaimer be given in each bond, note or contract, or other undertaking entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series if held to be personally liable solely by reason of being or having been a shareholder of a series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. FAdS believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, the copy of such contract or other documents filed as exhibits to the registration statement.

E.       FINANCIAL STATEMENTS

The financial statements of each of Investors Bond Fund, TaxSaver Fund, Maine TaxSaver Bond Fund, and New Hampshire TaxSaver Bond Fund for the year ended March 31, 2001, which are included in the Annual Report to Shareholders of each Fund, are incorporated herein by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent auditors' reports.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

A.       CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.       MOODY'S INVESTORS SERVICE

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE

         Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.       STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA       An obligation rated AA differs from the highest-rated  obligations only
         in  small  degree.   The  obligor's  capacity  to  meet  its  financial
         commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
         Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.       FITCH, INC.

         INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD

DD, D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

B.       PREFERRED STOCK

1.       MOODY'S INVESTORS SERVICE

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

 NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.       STANDARD & POOR'S

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB

B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C        A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C.       SHORT TERM RATINGS

1.       MOODY'S INVESTORS SERVICE

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
         o    Leading market positions in well-established industries.
         o    High rates of return on funds employed.
         o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

2.       STANDARD AND POOR'S

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3.       FITCH, INC.

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees payable to the Adviser with respect to each Fund.

INVESTORS BOND FUND                                ADVISORY FEE            ADVISORY FEE            ADVISORY FEE
                                                                              WAIVED                 RETAINED
     Year Ended March 31, 2001                       $111,176                $39,569                  $71,607
     Year Ended March 31, 2000                       $244,646                $18,811                 $225,835
     Year Ended March 31, 1999                       $328,113                  $0                    $328,113


TAXSAVER BOND FUND                                 ADVISORY FEE            ADVISORY FEE            ADVISORY FEE
                                                                              WAIVED                 RETAINED
     Year Ended March 31, 2001                        $98,499                $35,594                  $62,905
     Year Ended March 31, 2000                       $130,990                $55,793                  $75,197
     Year Ended March 31, 1999                       $157,824                  $0                    $157,824


MAINE TAXSAVER BOND FUND                           ADVISORY FEE            ADVISORY FEE            ADVISORY FEE
                                                                              WAIVED                 RETAINED
     Year Ended March 31, 2001                       $127,243                $64,557                  $62,686
     Year Ended March 31, 2000                       $129,914                $46,346                  $83,568
     Year Ended March 31, 1999                       $119,844                  $0                    $119,844


NEW HAMPSHIRE TAXSAVER BOND FUND                   ADVISORY FEE            ADVISORY FEE            ADVISORY FEE
                                                                              WAIVED                 RETAINED
     Year Ended March 31, 2001                       $47,157                 $47,148                    $9
     Year Ended March 31, 2000                       $58,328                 $39,223                 $19,105
     Year Ended March 31, 1999                       $57,031                  $0                     $57,031

TABLE 2 - SALES CHARGES

INVESTORS BOND FUND                             AGGREGATE SALES               AMOUNT                  AMOUNT
                                                     CHARGE                  RETAINED               REALLOWED
     Year Ended March 31, 2001                       $3,672                   $510                   $3,162
     Year Ended March 31, 2000                        $0                       $0                      $0
     Year Ended March 31, 1999                       $119                     $119                     $0


TAXSAVER BOND FUND                              AGGREGATE SALES               AMOUNT                  AMOUNT
                                                     CHARGE                  RETAINED               REALLOWED
     Year Ended March 31, 2001                        $0                        $0                      $0
     Year Ended March 31,2000                      $1,108                    $145                     $963
     Year Ended March 31, 1999                        $8                        $8                      $0


MAINE TAXSAVER BOND FUND                        AGGREGATE SALES               AMOUNT                  AMOUNT
                                                     CHARGE                  RETAINED               REALLOWED
     Year Ended March 31, 2001                      $74,460                  $14,255                  $65,205
     Year Ended March 31, 2000                     $166,058                  $18,335                 $147,723
     Year Ended March 31, 1999                      $19,170                   $146                    $19,024


NEW HAMPSHIRE TAXSAVER BOND FUND                 AGGREGATE SALES              AMOUNT                  AMOUNT
                                                     CHARGE                  RETAINED               REALLOWED
     Year Ended March 31, 2001                      $25,771                   $4,996                 $20,775
     Year Ended March 31, 2000                      $44,217                   $9,085                 $35,132
     Year Ended March 31, 1999                      $771                      $141                    $630

TABLE 3 - ADMINISTRATION FEES

The following table shows the dollar amount of fees payable to FAdS with respect to each Fund, the amount of fee that was waived by FAdS, if any, and the actual fee received by FAdS.

                                               ADMINISTRATION FEE       ADMINISTRATION FEE      ADMINISTRATION FEE
INVESTORS BOND FUND                                 PAYABLE                   WAIVED                 RETAINED
     Year Ended March 31, 2001                      $55,588                   $27,794                  $27,794
     Year Ended March 31, 2000                      $122,323                  $92,121                  $30,202
     Year Ended March 31, 1999                      $164,056                 $164,056                    $0



                                               ADMINISTRATION FEE       ADMINISTRATION FEE      ADMINISTRATION FEE
TAXSAVER BOND FUND                                  PAYABLE                   WAIVED                 RETAINE
     Year Ended March 31, 2001                      $49,249                   $24,625                  $24,624
     Year Ended March 31, 2000                      $65,495                   $52,812                  $12,683
     Year Ended March 31, 1999                      $78,912                   $78,912                    $0



                                               ADMINISTRATION FEE       ADMINISTRATION FEE      ADMINISTRATION FEE
MAINE TAXSAVER BOND FUND                            PAYABLE                   WAIVED                 RETAINED
     Year Ended March 31, 2001                      $63,622                   $31,811                  $31,811
     Year Ended March 31, 2000                      $64,957                   $48,336                  $16,621
     Year Ended March 31, 1999                      $59,922                   $59,922                    $0



                                                ADMINISTRATION FEE       ADMINISTRATION FEE      ADMINISTRATION FEE
NEW HAMPSHIRE TAXSAVER BOND FUND                     PAYABLE                   WAIVED                 RETAINED
     Year Ended March 31, 2001                       $23,578                  $22,606                   $972
     Year Ended March 31, 2000                       $29,164                  $29,164                    $0
     Year Ended March 31, 1999                       $28,516                  $28,516                    $0

TABLE 4 - ACCOUNTING FEES

The following able shows the dollar amount of fees payable to FAcS with respect to each Fund, the amount of fee that was waived by FAcS, if any, and the actual fee received by FAcS.

                                              ACCOUNTING FEE PAYABLE  ACCOUNTING FEE WAIVED       ACCOUNTING FEE
            INVESTORS BOND FUND                                                                      RETAINED
       Year Ended March 31, 2001                     $40,900                    $0                   $40,900
       Year Ended March 31, 2000                     $38,200                    $0                   $38,200
       Year Ended March 31, 1999                     $40,000                    $0                   $40,000


                                              ACCOUNTING FEE PAYABLE  ACCOUNTING FEE WAIVED       ACCOUNTING FEE
             TAXSAVER BOND FUND                                                                      RETAINED
       Year Ended March 31, 2001                     $39,900                    $0                   $39,900
       Year Ended March 31, 2000                     $38,200                    $0                   $38,200
       Year Ended March 31, 1999                     $38,000                    $0                   $38,000


                                              ACCOUNTING FEE PAYABLE  ACCOUNTING FEE WAIVED       ACCOUNTING FEE
          MAINE TAXSAVER BOND FUND                                                                   RETAINED
       Year Ended March 31, 2001                     $50,900                    $0                   $50,900
       Year Ended March 31, 2000                     $50,200                 $36,000                 $14,200
       Year Ended March 31, 1999                     $48,000                 $48,000                    $0


                                              ACCOUNTING FEE PAYABLE  ACCOUNTING FEE WAIVED   ACCOUNTING FEE PAYABLE
      NEW HAMPSHIRE TAXSAVER BOND FUND
       Year Ended March 31, 2001                     $38,900                    $0                   $38,900
       Year Ended March 31, 2000                     $38,200                 $27,000                 $11,200
       Year Ended March 31, 1999                     $37,000                 $37,000                    $0

TABLE 5 - TRANSFER AGENCY FEES

The following table shows the dollar amount of shareholder service fees payable to FSS with respect to Shares of each Fund.

                                             TRANSFER AGENCY FEE     TRANSFER AGENCY FEE      TRANSFER AGENCY FEE
           INVESTORS BOND FUND                     PAYABLE                  WAIVED                 RETAINED
       Year Ended March 31, 2001                   $83,033                 $43,703                  $39,330
       Year Ended March 31, 2000                   $166,468                $101,651                 $64,817
       Year Ended March 31, 1999                   $218,175                $96,856                 $121,319


                                             TRANSFER AGENCY FEE     TRANSFER AGENCY FEE      TRANSFER AGENCY FEE
            TAXSAVER BOND FUND                     PAYABLE                  WAIVED                 RETAINED
       Year Ended March 31, 2001                   $74,728                 $48,983                  $25,745
       Year Ended March 31, 2000                   $94,872                 $65,100                  $29,772
       Year Ended March 31, 1999                   $111,354                $97,734                  $13,620


                                             TRANSFER AGENCY FEE     TRANSFER AGENCY FEE      TRANSFER AGENCY FEE
         MAINE TAXSAVER BOND FUND                  PAYABLE                  WAIVED                 RETAINED
       Year Ended March 31, 2001                   $106,640                $73,289                  $33,351
       Year Ended March 31, 2000                   $107,465                $99,977                  $7,488
       Year Ended March 31, 1999                   $96,618                 $74,804                  $21,814


                                             TRANSFER AGENCY FEE     TRANSFER AGENCY FEE      TRANSFER AGENCY FEE
     NEW HAMPSHIRE TAXSAVER BOND FUND              PAYABLE                  WAIVED                 RETAINED
       Year Ended March 31, 2001                   $45,792                 $29,376                  $16,416
       Year Ended March 31, 2000                   $52,613                 $48,271                  $4,342
       Year Ended March 31, 1999                   $50,028                 $36,422                  $13,606

TABLE 6 - COMMISSIONS

The following table shows the aggregate brokerage commissions paid by each Fund.

                                                                                   MAINE TAXSAVER     NEW HAMPSHIRE
                                          INVESTORS BOND FUND    TAXSAVER BOND       BOND FUND        TAXSAVER BOND
YEAR ENDED                                                           FUND                                 FUND
March 31, 2001                                    $0                  $0                 $0                $0
March 31, 2000                                    $0                  $0                 $0                $0
March 31, 1999                                    $0                  $0                 $0                $0


TABLE 7 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of each fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of a Fund's holdings of those securities as of the Fund's most recent fiscal year.

                                                                                       MAINE TAXSAVER   NEW HAMPSHIRE
                                                       INVESTORS BOND     TAXSAVER        BOND FUND       TAXSAVER
REGULAR BROKER OR DEALER                                    FUND          BOND FUND                       BOND FUND

N/A                                                          N/A             N/A             N/A             N/A

TABLE 8 - 5% SHAREHOLDERS

The following table lists (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund and (2) any person known by a Fund to own beneficially 5% or more of a class of shares of a Fund, as of July 1, 2001.

                                                                                              % OF FUND
FUND/CLASS OF SHARES            NAME AND ADDRESS                               SHARES
Investors Bond Fund             SEI Trust Company (recordholder)            501,368.326         38.67%
                                C/o Irwin Union Bank & Trust
                                Attn: Mutual Funds Administration
                                One Freedom Valley Drive
                                Oaks, PA 19456

                                SEI Trust Company (recordholder)            223,564.767         17.24%
                                C/o Irwin Union Bank & Trust
                                Attn: Mutual Fund Administration
                                One Freedom Valley Drive
                                Oaks, PA 19456

                                National Financial Services Corp            102,912.284         7.94%
                                (recordholder)
                                PO Box 3908
                                Church Station
                                New York, NY 10008-3908

                                Gertrude Weiss                               88,110.886         6.80%
                                C/o Larry Zusman
                                5045 North Main Street
                                Suite 250
                                Dayton, OH 45415-3637

................................ ....................................... ..................... ...........
TaxSaver Bond Fund              SEI Trust Company (recordholder)            545,614.520         27.92%
                                C/o Irwin Union Bank & Trust
                                Attn: Mutual Fund Administration
                                One Freedom Valley Drive
                                Oaks, PA 19456

                                                                            235,261.795         12.04%
                                Lawrence L. Zusman, Trustee
                                Lawrence L. Zusman Living Trust
                                UAD 2-3-93
                                6439 Woodacre Court
                                Englewood, OH 45322

                                Leonore Zusman, Trustee                     213,146.318         10.91%
                                Leonore Zusman Living Trust
                                UAD 2-3-93
                                6439 Woodacre Court
                                Englewood, OH 45322

                                                                                              % OF FUND
FUND/CLASS OF SHARES            NAME AND ADDRESS                               SHARES

                                Mitchell Singer                             206,982.620         10.59%
                                5045 North Main Street
                                Suite 250
                                Dayton, OH 45415-3637

                                Firstrust Co. (recordholder)                146,913.643         7.52%
                                National City Bank Trust Dept.
                                227 Main Street
                                Evansville, IN 47708

                                Jack R. Scholl                              126,584.343         6.48%
                                Judith L. Scholl Jt Tenn
                                15 Thornridge Road
                                Pittsburgh, PA 15202

                                National Financial Services Corp.           101,490.621         5.19%
                                (recordholder)
                                PO Box 3908
                                Church Street Station
                                New York, NY 10008-3908

................................ ....................................... ..................... ...........
New Hampshire TaxSaver Bond     National Financial Services Corp            449,733.177         38.81%
Fund                            (recordholder)
                                PO Box 3908
                                Church Street Station
                                New York, NY 10008-3908

                                Doris E. Leroux                              57,987.511         5.00%
                                30 Winter Street
                                Peterborough, NH 03458-1417

APPENDIX C -   PERFORMANCE DATA
--------------------------------------------------------------------------------

TABLE 1 - TOTAL RETURNS (WITHOUT SALES CHARGES)

The average annual total return of each Fund, without sales charges, for the period ended March 31, 2001, was as follows.

                                               CALENDAR YEAR
                     ONE MONTH   THREE MONTHS     TO DATE      ONE YEAR   THREE      FIVE YEARS  TEN YEARS   SINCE INCEPTION
                                                                            YEARS                             (ANNUALIZED)
     INVESTORS
     BOND FUND         0.57%        5.06%          5.06%        11.90%      5.73%      7.05%      8.04%           8.26%
TAXSAVER BOND FUND
                       0.70%        2.10%          2.10%         8.71%      4.23%      5.11%      6.44%           6.59%
  MAINE TAXSAVER
     BOND FUND
                       0.66%        1.63%          1.63%         8.69%      4.72%      5.41%       N/A            6.18%
   NEW HAMPSHIRE
TAXSAVER BOND FUND
                       0.57%        1.73%          1.73%         8.41%      4.63%      5.44%       N/A            5.67%

TABLE 2 - TOTAL RETURNS (WITH SALES CHARGES)

The average annual total return of each Fund, with sales charges, for the period ended March 31, 2001, was as follows.


                         ONE       THREE YEARS       FIVE          TEN         SINCE INCEPTION
                         YEAR                       YEARS         YEARS         (ANNUALIZED)
     INVESTORS
     BOND FUND          7.71%         4.39%         6.24%         7.63%             7.90%
     TAXSAVER
     BOND FUND          4.63%      2.92%            4.31%         6.03%             6.23%
       MAINE
     TAXSAVER           5.43%         3.66%         4.77%          N/A              5.84%
     BOND FUND
        NEW
     HAMPSHIRE
     TAXSAVER           5.16%         3.57%         4.80%          N/A              5.28%
     BOND FUND


For the thirty-day period ended March 31, 2001, the 30-day yields of each Fund were as follows:

                                                           30-DAY SEC YIELD          3-DAY SEC TAX EQUIVALENT YIELD
INVESTORS BOND FUND                                              5.32%                             N/A
TAXSAVER BOND FUND                                               3.66%                            6.06%
MAINE TAXSAVER BOND FUND                                         3.01%                            5.45%
NEW HAMPSHIRE TAXSAVER BOND FUND                                 2.94%                            5.12%

APPENDIX D - ADDITIONAL ADVERTISING MATERIALS
--------------------------------------------------------------------------------

                             TEXT OF FORUM BROCHURE

In connection with its advertisements, a Fund may provide a description of the Fund's investment adviser and its affiliates, which are service providers to the Fund. A form of the text, which is currently in use, is set forth below.

"FORUM FINANCIAL GROUP OF COMPANIES

Forum Financial Group of Companies represent more than a decade of diversified experience with every aspect of mutual funds. The Forum Family of Funds has benefited from the informed, sharply focused perspective on mutual funds that experience makes possible.

The Forum Family of Funds has been created and managed by affiliated companies of Portland-based Forum Financial Group, among the nation's largest mutual fund administrators providing clients with a full line of services for every type of mutual fund.

The Forum Family of Funds is designed to give investment representatives and investors a broad choice of carefully structured and diversified portfolios, portfolios that can satisfy a wide variety of immediate as well as long-term investment goals.

Forum Financial Group has developed its "brand name" family of mutual funds and has made them available to the investment public and to institutions on both the national and regional levels.

For more than a decade Forum has had direct experience with mutual funds from a different perspective, a perspective made possible by Forum's position as a leading designer and full-service administrator and manager of mutual funds of all types.

Today Forum Financial Group administers and provides services for over 181 mutual funds for 17 different fund managers, with more than $70 billion in client assets. Forum has its headquarters in Portland, Maine, and has offices in Seattle, Bermuda, and Warsaw, Poland. In a joint venture with Bank Handlowy, the largest and oldest commercial bank in Poland, Forum operates the only independent transfer agent and mutual fund accounting business in Poland. Forum directs an off-shore and hedge fund administration business through its Bermuda office. It employs more than 390 professionals worldwide.

From the beginning, Forum developed a plan of action that was effective with both start-up funds, and funds that needed restructuring and improved services in order to live up to their potential. The success of its innovative approach is evident in Forum's growth rate over the years, a growth rate that has consistently outstripped that of the mutual fund industry as a whole, as well as that of the fund service outsource industry.

Forum has worked with both domestic and international mutual fund sponsors, designing unique mutual fund structures, positioning new funds within the sponsors' own corporate planning and targeted markets.

Forum's staff of experienced lawyers, many of whom have been associated with the Securities and Exchange Commission, have been available to work with fund sponsors to customize fund components and to evaluate the potential of various fund structures.

Forum has introduced fund sponsors to its unique proprietary Core and Gateway(R) partnership, helping them to take advantage of this full-service master/feeder structure.

Fund sponsors understand that even the most efficiently and creatively designed fund can disappoint shareholders if it is inadequately serviced. That is the reason why fund sponsors have relied on Forum to meet all of a fund's complex compliance, regulatory, and filing needs.
Forum's full service commitment includes providing state-of-the-art accounting support (Forum has 7 CPAs on staff, as well as senior accountants who have been associated with Big 6 accounting firms). Forum's proprietary accounting system is continually upgraded and can provide custom-built modules to satisfy a fund's specific requirements. This service is joined with transfer agency and shareholder service groups that draw their strength both from the high caliber of the people staffing each unit and from Forum's advanced technology support system.

More than a decade of experience with mutual funds has given Forum practical hands-on experience and knowledge of how mutual funds function "from the inside out."

Forum has put that experience to work by creating the Forum Family of Funds, a family where each member is designed and positioned for your best investment advantage, and where each fund is serviced with the utmost attention to the delivery of timely, accurate, and comprehensive shareholder information.

INVESTMENT ADVISERS

Forum Investment Advisors, LLC offers the services of portfolio managers with the highest qualifications--because without such direction, a comprehensive and goal-oriented investment program and ongoing investment strategy are not possible. Serving as portfolio managers for the Forum Family of Funds are individuals wit decades of experience with some of the country's major financial institutions.

Individual funds in the Forum Family of Funds invest in portfolios that have as their investment adviser nationally recognized institutions, including Schroder Capital Management International, Inc., a major figure in worldwide mutual funds that, with its affiliates, managed over $175 billion as of September 30, 1997.

Forum Funds are also managed by the portfolio managers of H.M. Payson & Co., founded in Portland, Maine in 1854 and one of the oldest investment firms in the country. Payson has approximately $1.25 billion in assets under management, with clients that include pension plans, endowment funds, and institutional and individual accounts.

FORUM INVESTMENT ADVISORS, LLC

Forum Investment Advisors, LLC is the largest Maine based investment adviser with approximately $1.95 billion in assets under management. The portfolio managers have decades of combined experience in a cross section of the country's financial markets. The managers have specific, day-to-day experience in the asset class portfolios they manage, bringing critical focus to meeting each fund's explicit investment objectives. The portfolio managers have been involved in investing the assets of large insurance companies, banks, pension plans, individuals, and of course mutual funds. Forum Investment Advisors, LLC has a staff of analysts and investment administrators to meet the demands of serving shareholders in our funds.

FORUM FAMILY OF FUNDS

It has been said that mutual fund investment offerings--of which there are nearly 10,000, with assets spread across stock, bond, and money market funds worth more than $4 trillion--come in a rainbow of varieties. A better description would be a "spectrum" of varieties, the spectrum graded from green through amber and on to red. In simpler terms, from low risk investments, through moderate to high risk. The lower the risk, the lower the possible reward -- the higher the risk, the higher the potential reward.

The Forum Family of Funds provides conservative investment opportunities that reduce the risk of loss of capital, using underlying money market investments U.S. Government securities (although the shares of the Forum Funds are neither insured nor guaranteed by the U.S. Government or its agencies), thus cushioning the investment against market volatility. These funds offer regular income, ready access to your money, and flexibility to buy or sell at any time.

In the less conservative but still not aggressive category are funds in the Forum Family that seek to provide steady income and, in certain cases, tax-free earnings. Such investments provide important diversification to an investment portfolio.

Growth funds in the Forum Family more aggressively pursue a high return at the risk of market volatility. These funds include domestic and international stock mutual funds."

                      TEXT OF PEOPLES HERITAGE NEWS RELEASE

Peoples Heritage Financial Group, Inc. (NASDAQ:PHBK) announced today that it has formed an alliance with a major mutual fund provider and an investment advisory firm to expand its mutual fund offerings. The alliance with Forum Financial Group and H.M. Payson & Company will result in 18 funds, including the unique Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund, being offered through the branches of Peoples' affiliate banks in Maine, New Hampshire and northern Massachusetts and the Company's trust and investment subsidiaries

'There is no secret to where financial services are moving, under one roof," said William J. Ryan, Chairman, President and Chief Executive Officer of Peoples Heritage. "One only has to watch the virtually daily announcements of consolidations in the financial sector to understand that customers are demanding and receiving 'one-stop' financial services.

 "We think we are adding the additional competitive advantage of funds that are managed and administered close to home."

Eighteen Forum funds will be offered including two Payson funds. The tax-free Maine and New Hampshire state bond funds are the only two such funds available and usually invest 80% of total assets in municipal securities. Other funds being provided by the alliance include money market, debt and equity funds.

Forum Financial, based in Portland, Maine since 1987, administers 124 funds with more than $29 billion in assets. Forum manages mutual funds for independent investment advisers such as Payson and for banks. Forum Investment Advisors, LLC an affiliate, is the largest Maine-based investment adviser with approximately $1.95 billion in fund assets under management.

"We are providing a great product set to the customers served by Peoples' nearly 200 branches in northern New England," said John Y. Keffer, Forum Financial president, "The key today is to link a wide variety of investment options with convergent, easy access for customers. I believe this alliance does just that."

H.M. Payson & Co., founded in 1854, is one of the nation's oldest investment firms with nearly $1.25 billion in assets under management and $412 million in non-managed custodial accounts. The Payson Value Fund and Payson Balanced Fund are among the 18 offerings.

"I believe we have all the ingredients of a tremendous alliance," said John Walker, Payson President and Managing Director. "We have the region's premier community banking company, a community-based investment adviser, and a local mutual fund company that operates nationally and specializes in working with banks. We are poised to provide solid investment performance and service."

Peoples Heritage Financial Group is a $10 billion multi-state bank and financial services holding company headquartered in Portland, Maine. Its Maine banking affiliate, Peoples Heritage Bank, has the state's leading deposit market share. Its New Hampshire banking affiliate, Bank of New Hampshire, has the state's leading deposit market share. Family Bank, the Company's Massachusetts banking subsidiary, has the state's tenth largest deposit market share and the leading market share in many of the northern Massachusetts communities it serves. Peoples affiliate banks also operate subsidiaries in leasing, trust and investment services and insurance.

FORUM FINANCIAL GROUP:

Headquarters:  Two Portland Square, Portland, Maine 04101
President:  John Y. Keffer
Offices:  Portland, Seattle, Warsaw, Bermuda
*Established in 1986 to administer mutual funds for independent investment advisers and banks *Among the nation's largest third-party fund administrators *Uses proprietary in-house systems and custom programming capabilities

*ADMINISTRATION AND DISTRIBUTION SERVICES: Regulatory, compliance, expense accounting, budgeting for all funds

*FUND   ACCOUNTING   SERVICES:   Portfolio   valuation,   accounting,   dividend
declaration, and tax advice

*SHAREHOLDER   SERVICES:   Preparation  of  statements,   distribution  support,
inquiries and processing of trades

*CLIENT ASSETS UNDER ADMINISTRATION AND DISTRIBUTION:  $70.4 billion
*CLIENT ASSETS PROCESSED BY FUND ACCOUNTING:  $53 billion
*CLIENT FUNDS UNDER ADMINISTRATION AND DISTRIBUTION: 181 mutual funds with 89 share classes
*INTERNATIONAL VENTURES: Joint venture with Bank Handlowy in Warsaw, Poland, using Forum's proprietary transfer agency and distribution systems Off-shore investment fund administration, using Bermuda as Forum's center of operations *FORUM EMPLOYEES: United States -215, Poland - 180, Bermuda - 4

FORUM CONTACTS:  David I. Goldstein,  Director,  Forum Investment Advisers,  LLC
(207) 879-1900 X 6109 Tony Santaniello, Director of Marketing, (207) 879-1900 X 6175

H.M. PAYSON & CO.:

Headquarters:  One Portland Square, Portland, Maine
President and Managing Director: John Walker
Quality investment services and conservative wealth management since 1854 *Assets under Management: $1.25 Billion
*Non-managed Custody Assets: $412 Million
*Client Base: 85% individuals; 15% institutional
*Owned by 11 shareholders; 10 managing directors
*Payson Balanced Fund and Payson Value Fund (administrative and shareholder services provided by Forum Financial Group)
*Employees: 45

H.M. PAYSON & CO. CONTACT:
Joel Harris, Marketing Coordinator, (207) 772-3761